                                                              EXHIBIT (a)(1)(ii)

                                   VAN KAMPEN
                           SENIOR FLOATING RATE FUND

                     OFFER TO PURCHASE FOR CASH 11,993,822
                  OF ITS ISSUED AND OUTSTANDING COMMON SHARES
                      AT NET ASSET VALUE PER COMMON SHARE

--------------------------------------------------------------------------------

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN TIME ON FRIDAY, MAY 16, 2003, UNLESS THE OFFER IS EXTENDED. TO ENSURE PROCESSING OF YOUR REQUEST, A LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH ANY CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY (AS DEFINED BELOW) ON OR BEFORE MAY 16, 2003.

--------------------------------------------------------------------------------

To the Holders of Common Shares of
VAN KAMPEN SENIOR FLOATING RATE FUND:

     Van Kampen Senior Floating Rate Fund (the "Trust") is offering to purchase up to 11,993,822 of its common shares of beneficial interest, with par value of $0.01 per share ("Common Shares"), at a price (the "Purchase Price") equal to the net asset value per Common Share ("NAV") determined as of 5:00 P.M. Eastern Time on the Expiration Date (as defined herein). The tendering, acceptance and withdrawal of tenders are subject to the terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"). The Offer is scheduled to terminate as of 12:00 Midnight Eastern Time on May 16, 2003, unless extended by action of the Trust's Board of Trustees. An Early Withdrawal Charge (as defined in Section 3) will be imposed on most Common Shares accepted for payment that have been held for less than one year. The Common Shares are not currently traded on an established trading market. The purpose of the Offer is to attempt to provide liquidity to shareholders since the Trust is unaware of any secondary market which exists for the Common Shares. The NAV on April 4, 2003 was $7.29. You can obtain current NAV quotations from Van Kampen Funds Inc. ("VKFI") by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. See Section 9.

     If more than 11,993,822 Common Shares are duly tendered prior to the expiration of the Offer, the Trust presently intends to (subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6) but is under no obligation to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 11,993,822 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

           THIS OFFER IS BEING MADE TO ALL SHAREHOLDERS OF THE TRUST
                 AND IS NOT CONDITIONED UPON ANY MINIMUM NUMBER
                        OF COMMON SHARES BEING TENDERED.

          THIS OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE SECTION 6.

                                                                 21 SFR006-04/03

SUMMARY TERM SHEET
THIS SUMMARY HIGHLIGHTS CERTAIN INFORMATION IN THIS OFFER TO PURCHASE. YOU SHOULD
CAREFULLY READ THE ENTIRE OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL FOR A
MORE COMPLETE DESCRIPTION OF THE TERMS AND CONDITIONS OF THE OFFER AND TO FULLY
UNDERSTAND THESE TERMS AND CONDITIONS.

 The Trust                The Trust is a non-diversified, closed-end management
                          investment company organized as a Massachusetts business
                          trust. The Trust seeks to provide a high level of current
                          income, consistent with preservation of capital. The Trust seeks to achieve its investment objective by investing
                          primarily in adjustable rate senior loans. As of April 4,
                          2003, the Trust had net assets of approximately $265 million and had issued and outstanding approximately 36,345,000
                          Common Shares. As of April 4, 2003, the Trust's NAV was
                          $7.29. For additional information about the Trust, see
                          Sections 9, 10, 13 and 14.
 The Offer                The Trust is offering to purchase for cash at the Purchase
                          Price up to 11,993,822 of its outstanding Common Shares
                          which are properly tendered and accepted for payment prior to the Expiration Date of the Offer. The tendering,
                          acceptance and withdrawal of tenders are subject to the
                          terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal. See Sections 1, 2, 5 and
                          6. An early withdrawal charge will be imposed on most Common
                          Shares accepted for payment that have been held for less
                          than one year. See Section 3.
 Purpose of the Offer     The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. The Trust currently does
                          not believe that an active secondary market for its Common
                          Shares exists or is likely to develop, and therefore the
                          Trustees consider each quarter making a tender offer to
                          purchase Common Shares at their NAV to attempt to provide
                          liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their
                          Common Shares or that the Trust will make any such tender
                          offer in the future. The Trustees may terminate the Offer, amend its terms, reject Common Shares tendered for payment or postpone payment, if during the tender period, certain
                          events occur which the Trustees consider make it inadvisable to proceed with the Offer. See Sections 6, 7, 11 and 16.
 The Purchase Price       The purchase price is equal to the NAV determined as of 5:00
                          P.M. Eastern Time on the Expiration Date. See Section 1. The
                          cost of purchasing the full 11,993,822 Common Shares
                          pursuant to the Offer would be approximately $87,435,000
                          (assuming a NAV of $7.29 on the Expiration Date). The Trust anticipates that cash necessary to purchase any Common
                          Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new common shares of the Trust and specified payments of principal or interest from the senior loans in the Trust's portfolio, and then from the proceeds from the sale of cash equivalents
                          held by the Trust. The Trust may also borrow amounts, if
                          necessary, pursuant to a credit agreement which has been
                          established to provide the Trust with additional liquidity for its tender offers. See Section 12.
 The Expiration Date      The Offer is scheduled to terminate as of 12:00 Midnight
                          Eastern Time on May 16, 2003, unless extended by action of the Trust's Board of Trustees. The later of May 16, 2003 or the latest time and date to which the Offer is extended is the "Expiration Date". If the Expiration Date is extended, the Trust will make a public announcement of the new
                          Expiration Date. See Sections 1 and 16.
 Tendering Common Shares  Shareholders seeking to tender their Common Shares pursuant to the Offer must send to the Trust's depositary on or
                          before the Expiration Date a properly completed and executed
                          Letter of Transmittal (or manually signed facsimile
                          thereof), Common Share certificates (if applicable) and any other documents required by the Letter of Transmittal. See
                          Section 3.
 Withdrawing Tenders      Shareholders seeking to withdraw their tender of Common
                          Shares must send to the Trust's depositary a written,
                          telegraphic, telex or facsimile transmission notice of
                          withdrawal that specifies the name of the person withdrawing a tender of Common Shares, the number of Common Shares to be withdrawn, and, if certificates representing such Common
                          Shares have been delivered or otherwise identified to the
                          depositary, the name of the registered holder(s) of such
                          Common Shares. Shareholders may withdraw Common Shares
                          tendered at any time up to 12:00 Midnight Eastern Time on
                          the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after
                          12:00 Midnight Eastern Time on June 13, 2003. See Section 4.

                                   IMPORTANT

     If you desire to tender all or any portion of your Common Shares, you should either (1) complete and sign the Letter of Transmittal and mail or deliver it along with any Common Share certificate(s) and any other required documents to Van Kampen Investor Services Inc. (the "Depositary") or (2) request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact such broker, dealer, commercial bank, trust company or other nominee if you desire to tender your Common Shares.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE TRUST AS TO WHETHER SHAREHOLDERS SHOULD TENDER COMMON SHARES PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE RELATED LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

     Questions and requests for assistance may be directed to VKFI at the address and telephone number set forth below. Requests for additional copies of this Offer to Purchase and the related Letter of Transmittal should be directed to VKFI.

April 18, 2003                               VAN KAMPEN SENIOR FLOATING
                                               RATE FUND

Van Kampen Funds Inc.                        Depositary: Van Kampen Investor Services Inc.
1 Parkview Plaza
P.O. Box 5555                                By Regular Mail,
Oakbrook Terrace, IL 60181-5555              Van Kampen Investor Services Inc.
(800) 341-2911                               P.O. Box 218256
                                             Kansas City, MO 64121-8256
                                             Attn: Van Kampen Senior Floating Rate Fund

                                             By Certified, Registered,
                                             Overnight Mail or Courier,
                                             Van Kampen Investor Services Inc.
                                             7501 Tiffany Springs Parkway
                                             Kansas City, MO 64153
                                             Attn: Van Kampen Senior Floating Rate Fund

                               TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----
   1.     Price; Number of Common Shares..............................     5
   2.     Procedure for Tendering Common Shares.......................     5
   3.     Early Withdrawal Charge.....................................     7
   4.     Withdrawal Rights...........................................     8
   5.     Payment for Shares Tendered.................................     9
   6.     Certain Conditions of the Offer.............................     9
   7.     Purpose of the Offer........................................    10
   8.     Plans or Proposals of the Trust.............................    10
   9.     Price Range of Common Shares; Dividends.....................    11
  10.     Interest of Trustees and Executive Officers; Transactions
          and Arrangements Concerning the Common Shares...............    11
  11.     Certain Effects of the Offer................................    12
  12.     Source and Amount of Funds..................................    12
  13.     Certain Information about the Trust.........................    14
  14.     Additional Information......................................    15
  15.     Certain Federal Income Tax Consequences.....................    15
  16.     Extension of Tender Period; Termination; Amendments.........    16
  17.     Miscellaneous...............................................    17
    EXHIBIT A:
          Unaudited Financial Statements for the Six-Month Period
          Ended January 31, 2003......................................   A-1
          Audited Financial Statements for the Fiscal Year Ended July
          31, 2002....................................................  A-24

     1. PRICE; NUMBER OF COMMON SHARES. The Trust will, upon the terms and subject to the conditions of the Offer, accept for payment (and thereby purchase) 11,993,822 or such lesser number of its issued and outstanding Common Shares which are properly tendered (and not withdrawn in accordance with Section
4) prior to 12:00 Midnight Eastern Time on May 16, 2003 (such time and date being hereinafter called the "Initial Expiration Date"). The Trust reserves the right to extend the Offer. See Section 16. The later of the Initial Expiration Date or the latest time and date to which the Offer is extended is hereinafter called the "Expiration Date." The Purchase Price of the Common Shares will be their NAV determined as of 5:00 P.M. Eastern Time on the Expiration Date. The NAV on April 4, 2003 was $7.29. You can obtain current NAV quotations from VKFI by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. See Section 9. The Trust will not pay interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than one year. See Section 3.

     The Offer is being made to all shareholders of the Trust and is not conditioned upon any minimum number of Common Shares being tendered. If the number of Common Shares properly tendered prior to the Expiration Date and not withdrawn is less than or equal to 11,993,822 Common Shares (or such greater number of Common Shares as the Trust may elect to purchase pursuant to the Offer), the Trust will, upon the terms and subject to the conditions of the Offer, purchase at NAV all Common Shares so tendered. If more than 11,993,822 Common Shares are duly tendered prior to the expiration of the Offer and not withdrawn, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is not obligated to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 11,993,822 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

     On April 4, 2003 there were approximately 36,345,000 Common Shares issued and outstanding and there were approximately 9,600 holders of record of Common Shares. The Trust has been advised that no trustees, officers or affiliates of the Trust intend to tender any Common Shares pursuant to the Offer.

     The Trust reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. See Section 16. There can be no assurance, however, that the Trust will exercise its right to extend the Offer. If the Trust decides, in its sole discretion, to increase (except for any increase not in excess of 2% of the outstanding Common Shares) or decrease the number of Common Shares being sought and, at the time that notice of such increase or decrease is first published, sent or given to holders of Common Shares in the manner specified below, the Offer is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first so published, sent or given, the Offer will be extended at least until the end of such ten business day period.

     2. PROCEDURE FOR TENDERING COMMON SHARES.

     Proper Tender of Common Shares. Except as otherwise set forth under the heading "Procedures for Selling Group Members" below, for Common Shares to be properly tendered pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, any certificates for such Common Shares, and any other documents required by the Letter of Transmittal, must be received on or before the Expiration Date by the Depositary at its address set forth on page 3 of this Offer to Purchase.

     It is a violation of Section 14(e) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Rule 14e-4 promulgated thereunder, for a person to tender Common Shares in a partial tender offer for such person's own account unless at the time of tender and until such time as the securities are accepted for payment the person so tendering has a net long position equal to or greater than the amount tendered in (i) the Common Shares and will deliver or cause to be delivered such shares for purposes of tender to the

Trust prior to or on the Expiration Date, or (ii) an equivalent security and, upon the acceptance of his or her tender will acquire the Common Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Common Shares so acquired for the purpose of tender to the Trust prior to or on the Expiration Date.

     Section 14(e) of the Exchange Act and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

     The acceptance of Common Shares by the Trust for payment will constitute a binding agreement between the tendering shareholder and the Trust upon the terms and subject to the conditions of the Offer, including the tendering shareholder's representation that (i) such shareholder has a net long position in the Common Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act and (ii) the tender of such Common Shares complies with Rule 14e-4.

     Signature Guarantees and Method of Delivery. Signatures on the Letter of Transmittal are not required to be guaranteed unless (1) the proceeds for the tendered Common Shares will amount to more than $100,000, (2) the Letter of Transmittal is signed by someone other than the registered holder of the Common Shares tendered therewith, or (3) payment for tendered Common Shares is to be sent to a payee other than the registered owner of such Common Shares and/or to an address other than the registered address of the registered owner of the Common Shares. In those instances, all signatures on the Letter of Transmittal must be guaranteed by a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank (an "Eligible Institution"). A signature guarantee may not be obtained from a notary public. If Common Shares are registered in the name of a person or persons other than the signer of the Letter of Transmittal or (a) if payment is to be made to, (b) unpurchased Common Shares (see Sections 1 and 6) are to be registered in the name of or (c) any certificates for unpurchased Common Shares are to be returned to any person other than the registered owner, then the Letter of Transmittal and, if applicable, the tendered Common Share certificates must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as such name or names appear on the registration of the Common Shares with the signatures on the certificates or authorizations guaranteed by an Eligible Institution. If signature is by attorney-in-fact, executor, administrator, Trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, other legal documents will be required. See Instructions 1 and 4 of the Letter of Transmittal.

     Payment for Common Shares tendered and accepted for payment pursuant to the Offer will be made only after receipt by the Depositary on or before the Expiration Date of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by the Letter of Transmittal. If your Common Shares are evidenced by certificates, those certificates must be received by the Depositary on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON SHARES, IS AT THE ELECTION AND RISK OF THE PARTY TENDERING COMMON SHARES. IF DOCUMENTS ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED.

     Procedures for Selling Group Members. If you are a selling group member, in order for you to tender any Common Shares pursuant to the Offer, you may place a confirmed wire order with VKFI. All confirmed wire orders used to tender Common Shares pursuant to this Offer must be placed on the Expiration Date only (wire orders placed on any other date will not be accepted by the Trust). Common Shares tendered by a wire order are deemed to be tendered when VKFI receives the order but subject to the condition subsequent that the settlement instructions, including (with respect to tendered Common Shares for which the selling group member is not the registered owner) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any other documents required by the Letter of Transmittal and any Common Share certificates, are received by the Depository within three New York Stock Exchange trading days after receipt by VKFI of such order.

     Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Trust, in its sole discretion, whose determination shall be final and binding. The Trust reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which may, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Common Share(s) or any particular shareholder, and the Trust's interpretations of the terms and conditions of the Offer will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such times as the Trust shall determine. Tendered Common Shares will not be accepted for payment unless the defects or irregularities have been cured within such time or waived. Neither the Trust, VKFI, the Depositary nor any other person shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

     Federal Income Tax Withholding. The Depositary will withhold 30% of the gross payments payable to a Non-U.S. Shareholder unless the Non-U.S. Shareholder has provided to the Depositary a form on which it claims eligibility for a reduced rate of withholding or establishes an exemption from withholding. For this purpose, a Non-U.S. Shareholder, in general, is a shareholder that is not
(i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary jurisdiction of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Depositary with a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder who holds shares in the Trust through a non-United States partnership must provide an IRS Form W-8BEN to the Depositary to claim the benefits of an applicable tax treaty. The Depositary will determine a shareholder's status as a Non-U.S. Shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the Form W-8BEN or other appropriate Form W-8 provided by the Non-U.S. Shareholder unless facts and circumstances indicate that reliance is not warranted. A Non-U.S. Shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in Section 15 or is otherwise able to establish that no tax or a reduced amount of tax was due.

     To prevent backup federal income tax withholding of a percentage of the gross payments made pursuant to the Offer, each shareholder (other than a Non-U.S. Shareholder) who has not previously submitted a Form W-9 to the Trust or does not otherwise establish an exemption from such withholding must notify the Depositary of such shareholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing the Form W-9 enclosed with the Letter of Transmittal. Non-U.S. Shareholders who are resident aliens and who have not previously submitted a Form W-9, or other Non-U.S. Shareholders who have not previously submitted a Form W-8BEN or other appropriate Form W-8, to the Trust must do so in order to avoid backup withholding. Exemption from backup withholding does not exempt a Non-U.S. Shareholder from the 30% withholding described above.

     For a discussion of certain other federal income tax consequences to tendering shareholders, see Section 15.

     3. EARLY WITHDRAWAL CHARGE. The Depositary will impose an early withdrawal charge (the "Early Withdrawal Charge") on most Common Shares accepted for payment which have been held less than one year. The Early Withdrawal Charge will be imposed on a number of Common Shares accepted for payment from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tendered Common Shares are accepted for payment of (a) all Common Shares owned by such holder that were purchased more than one year prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely, those purchased within the one year preceding acceptance for payment) over the purchase price of such Common Shares. The Early Withdrawal Charge will be paid to

VKFI on behalf of the holder of the Common Shares. In determining whether an Early Withdrawal Charge is payable, Common Shares accepted for payment pursuant to the Offer shall be deemed to be those Common Shares purchased earliest by the Shareholder. Any Early Withdrawal Charge which is required to be imposed will be made in accordance with the following schedule.

                                                                EARLY
                     YEAR OF REPURCHASE                       WITHDRAWAL
                       AFTER PURCHASE                           CHARGE
                     ------------------                       ----------
First.......................................................     1.0%
Second and following........................................     0.0%

     Exchanges. Tendering shareholders may elect to have the Depositary invest the cash proceeds from the tender of Common Shares of the Trust in contingent deferred sales charge shares ("Class C Shares") of certain open-end investment companies advised by either Van Kampen Investment Advisory Corp. or Van Kampen Asset Management Inc. and distributed by VKFI (such funds are collectively referred to herein as the "VK Funds"), subject to certain limitations, at the net asset value of the Class C Shares of the respective VK Fund (or VK Funds) selected by the tendering shareholders on the date the Trust accepts for payment the Common Shares tendered. See Section 5 regarding acceptance and payment of proceeds for shares tendered. The Early Withdrawal Charge will be waived for Common Shares tendered pursuant to this election, however, such Class C Shares immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule of the Trust. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the purchase of the Common Shares of the Trust for calculating the applicable contingent deferred sales charge.

     The prospectus for each VK Fund describes its investment objectives and policies. Shareholders should obtain a VK Fund's prospectus and should consider the VK Fund's objectives and policies carefully before making the election described above. Shareholders can obtain a prospectus for a VK Fund without charge by calling (800) 341-2911. Tendering shareholders may purchase Class C Shares of a VK Fund only if shares of such VK Fund are available for sale. An exchange is still deemed to be a tender of Common Shares causing a taxable event and may result in a taxable gain or loss for the tendering shareholders. Please consult your tax adviser regarding the tax consequences of any exchange.

     A shareholder may make the election described above by completing the appropriate section on the Letter of Transmittal or by giving proper instructions to the shareholder's broker or dealer. Although this election to purchase Class C Shares of a VK Fund has been made available as a convenience to the Trust's shareholders, neither the Trust nor its Board of Trustees makes any recommendation as to whether shareholders should invest in shares of another VK Fund. VK Funds may offer certain shareholder services to investors that are not available to investors of the Trust. These shareholder services (including certain purchase, redemption or exchange privileges) are described in the VK Fund's prospectus. In order to use certain shareholder services on your VK Fund Class C Share account, a signature guarantee form will be required for such account. Shareholders may access materials to establish these shareholder services, including the signature guarantee form, by calling the Investor Services Department at (800) 341-2911 or accessing applicable forms at http://www.vankampen.com and selecting the Literature section and then Download Forms.

     4. WITHDRAWAL RIGHTS. Except as otherwise provided in this Section 4, tenders of Common Shares made pursuant to the Offer will be irrevocable. You may withdraw Common Shares tendered at any time prior to 12:00 Midnight Eastern Time on the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after 12:00 Midnight Eastern Time on May 16, 2003.

     To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at the address set forth on page 3 of this Offer to Purchase. Any notice of withdrawal must specify the name of the person having tendered the Common Shares to be withdrawn, the number of Common Shares to be withdrawn, and, if certificates representing such Common Shares have been delivered or otherwise identified to the Depositary, the name of the registered holder(s) of such Common Shares as set forth in such certificates if different from the name of the person tendering the Common Shares. If certificates have been delivered to the Depositary, then, prior to the release of such certificates, you must also submit the certificate numbers shown on the particular certificates evidencing such Common Shares and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution.

     All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Trust in its sole discretion, whose determination shall be final and binding. None of the Trust, VKFI, Van Kampen Investments Inc. ("VK Inc."), the Depositary or any other person is or will be obligated to give any notice of any defects or irregularities in any notice of withdrawal, and none of them will incur any liability for failure to give any such notice. Common Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Common Shares may be retendered by following the procedures described in Section 2 prior to the Expiration Date.

     5. PAYMENT FOR SHARES TENDERED. For purposes of the Offer, the Trust will be deemed to have accepted for payment (and thereby purchased) Common Shares which are tendered and not withdrawn when, as and if it gives oral or written notice to the Depositary of its acceptance of such Common Shares for payment pursuant to the Offer. Upon the terms and subject to the conditions of the Offer, the Trust will, promptly after the Expiration Date, accept for payment (and thereby purchase) Common Shares properly tendered prior to the Expiration Date.

     Payment for Common Shares purchased pursuant to the Offer will be made by depositing the aggregate purchase price therefor with the Depositary, which will act as agent for tendering shareholders for the purpose of receiving payment from the Trust and either transmitting payment directly to the tendering shareholders or, in the case of tendering shareholders electing to invest such proceeds in another VK Fund, transmitting payment directly to the transfer agent for purchase of Class C Shares of the designated VK Fund for the account of such shareholders. In all cases, payment for Common Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary, as required pursuant to the Offer, of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any certificates representing such Common Shares, if issued, and any other required documents. Certificates for Common Shares not purchased (see Sections 1 and 6), or for Common Shares not tendered included in certificates forwarded to the Depositary, will be returned promptly following the termination, expiration or withdrawal of the Offer, without expense to the tendering shareholder.

     The Trust will pay all transfer taxes, if any, payable on the transfer to it of Common Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Common Shares are to be registered in the name of any person other than the registered holder, or if tendered certificates, if any, are registered or the Common Shares tendered are held in the name of any person other than the person signing the Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. The Trust will not pay any interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than one year. See
Section 3. In addition, if certain events occur, the Trust may not be obligated to purchase Common Shares pursuant to the Offer. See Section 6.

     ANY TENDERING SHAREHOLDER OR OTHER PAYEE WHO HAS NOT PREVIOUSLY SUBMITTED A COMPLETED AND SIGNED FORM W-9 AND WHO FAILS TO COMPLETE FULLY AND SIGN THE FORM W-9 ENCLOSED WITH THE LETTER OF TRANSMITTAL MAY BE SUBJECT TO REQUIRED FEDERAL INCOME TAX WITHHOLDING OF A PERCENTAGE OF THE GROSS PROCEEDS PAID TO SUCH SHAREHOLDER OR OTHER PAYEE PURSUANT TO THE OFFER. SEE SECTION 2.

     6. CERTAIN CONDITIONS OF THE OFFER. Notwithstanding any other provision of the Offer, the Trust shall not be required to accept for payment, purchase or pay for any Common Shares tendered, and may terminate or amend the Offer or may postpone the acceptance for payment of, the purchase of and payment for Common

Shares tendered, if at any time at or before the time of purchase of any such Common Shares, any of the following events shall have occurred (or shall have been determined by the Trust to have occurred) which, in the Trust's sole judgment in any such case and regardless of the circumstances (including any action or omission to act by the Trust), makes it inadvisable to proceed with the Offer or with such purchase or payment: (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust; (2) such transactions, if consummated, would (a) impair the Trust's status as a regulated investment company under federal income tax law (which would make the Trust a taxable entity, causing the Trust's taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market,
(c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, a significant change in armed hostilities or other international or national calamity directly or indirectly involving the United States since the commencement of the Offer or (f) other event or condition which would have a material adverse effect on the Trust or the holders of its Common Shares if the tendered Common Shares are purchased.

     The foregoing conditions are for the Trust's sole benefit and may be asserted by the Trust regardless of the circumstances giving rise to any such condition (including any action or inaction by the Trust), and any such condition may be waived by the Trust in whole or in part, at any time and from time to time in its sole discretion. The Trust's failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts or circumstances; and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Trust concerning the events described in this Section 6 shall be final and shall be binding on all parties.

     If the Trust determines to terminate or amend the Offer or to postpone the acceptance for payment of or payment for Common Shares tendered, it will, to the extent necessary, extend the period of time during which the Offer is open as provided in Section 16. Moreover, in the event any of the foregoing conditions are modified or waived in whole or in part at any time, the Trust will promptly make a public announcement of such waiver and may, depending on the materiality of the modification or waiver, extend the Offer period as provided in Section 16.

     7. PURPOSE OF THE OFFER. The Trust currently does not believe that an active secondary market for its Common Shares exists or is likely to develop. In recognition of the possibility that a secondary market may not develop for the Common Shares of the Trust, or, if such a market were to develop, the Common Shares might trade at a discount, the Trustees have determined that it would be in the best interest of its shareholders for the Trust to take action to attempt to provide liquidity to shareholders. To that end, the Trustees presently intend each quarter to consider making a tender offer to purchase Common Shares at their NAV. The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their Common Shares or that the Trust will make any such tender offer in the future.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES AND HAS NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     8. PLANS OR PROPOSALS OF THE TRUST. Except as set forth in this Section 8, the Trust has no present plans or proposals which relate to or would result in any extraordinary transaction such as a merger, reorganization or liquidation involving the Trust; any purchase, sale or transfer of a material amount of assets of the Trust other than in its ordinary course of business; any material changes in the Trust's present capitalization (except as resulting from the Offer or otherwise set forth herein); or any other material changes in the Trust's structure or business.

     The Board of Trustees of the Trust has approved a reorganization, subject to receiving shareholder approval, by which the Trust will be reorganized into the Van Kampen Prime Rate Income Trust. The Trust and the Van Kampen Prime Rate Income Trust have the same investment objectives and investment policies and operate substantially similar portfolios, but the funds have different share offering structures. Each of the Trust and Van Kampen Prime Rate Income Trust are now authorized to offer multiple classes of the same investment portfolio, so management is seeking to combine the smaller Trust (upon the approval of its shareholders) and the larger Van Kampen Prime Rate Income Trust, with the combined fund being renamed as Van Kampen Senior Loan Fund. Use of this multi-class fund structure potentially would result in increased assets invested among the multi-class fund of which the existing shareholders of each fund would be a separate class, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale as well as increased diversification of assets. If shareholders of the Trust approve the reorganization, the Van Kampen Prime Rate Income Trust will redesignate its existing shares as Class B Shares and create a new class of shares designated as Class C Shares. The Van Kampen Prime Rate Income Trust will then transfer the newly created Class C Shares to the Trust in exchange for all the assets and liabilities of the Trust. The Trust will then distribute to its shareholders the Class C Shares received in the reorganization and then will dissolve itself. The Board of Trustees believes this reorganization is in the best interest of shareholders of the Trust. Consistent with the existing practice of the Trust, the Board of Trustees of the Van Kampen Prime Rate Income Trust intends to consider on a quarterly basis whether to make a tender offer for shares of the Van Kampen Prime Rate Income Trust in order to attempt to provide liquidity to its shareholders.

     The Trust's fundamental investment policies and restrictions also give the Trust the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Trust converts to a master-feeder structure, the existing shareholders of the Trust would continue to hold their shares of the Trust and the Trust would become a feeder-fund of the master-fund. The Trust's Board of Trustees presently does not intend to affect any conversion to a master-feeder structure.

          9. PRICE RANGE OF COMMON SHARES; DIVIDENDS. The Trust's NAV from April 4, 2001 through April 4, 2003 ranged from a high of $8.72 to a low of $7.28. On April 4, 2003, the NAV was $7.29. You can obtain current NAV quotations from VKFI by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Time, Monday through Friday, except holidays. NAV quotes also may be obtained through the ICI Pricing Service which is released each Friday evening and published by the Dow Jones Capital Markets Wire Service on each Friday; published in the New York Times on each Saturday; published in the Chicago Tribune on each Sunday; and published weekly in Barron's magazine. The Trust offers and sells its Common Shares to the public on a continuous basis through VKFI as principal underwriter. The Trust is not aware of any secondary market trading for the Common Shares. Dividends on the Common Shares are declared daily and paid monthly. Shareholders tendering Common Shares remain entitled to receive dividends declared on such Common Shares up to the settlement date of the Offer.

     10. INTEREST OF TRUSTEES AND EXECUTIVE OFFICERS; TRANSACTIONS AND ARRANGEMENTS CONCERNING THE COMMON SHARES. As of April 4, 2003, the trustees and executive officers of the Trust as a group beneficially owned no Common Shares. In connection with the Trust's organization on December 19, 1997, VK Inc., an affiliate of the Trust's investment adviser, was issued 10,000 Common Shares for $100,000. The Trust has been informed that no trustee or executive officer or affiliate of the Trust intends to tender any Common Shares pursuant to the Offer.

     Based upon the Trust's records and upon information provided to the Trust by its trustees, executive officers and affiliates (as such term is used in the Securities Exchange Act of 1934), neither the Trust nor, to the best of the Trust's knowledge, any of the trustees or executive officers of the Trust, nor any affiliates of any of the foregoing, has effected any transactions in the Common Shares during the 60 day period prior to the date hereof.

     Except as set forth in this Offer to Purchase, neither the Trust nor, to the best of the Trust's knowledge, any of its affiliates, trustees or executive officers, is a party to any agreement, arrangement or understanding, whether or not legally enforceable, between the Trust, any of the Trust's executive officers or trustees, any person controlling the Trust or any officer or director of any corporation ultimately in control of the Trust and any other person with respect to any securities of the Trust.

     11. CERTAIN EFFECTS OF THE OFFER. The purchase of Common Shares pursuant to the Offer will have the effect of increasing the proportionate interest in the Trust of shareholders who do not tender their Common Shares. If you retain your Common Shares you will be subject to any increased risks that may result from the reduction in the Trust's aggregate assets resulting from payment for the tendered Common Shares (e.g., greater volatility due to decreased diversification and higher expenses). However, the Trust believes that since the Trust is engaged in a continuous offering of the Common Shares, those risks would be reduced to the extent new Common Shares of the Trust are sold. All Common Shares purchased by the Trust pursuant to the Offer will be held in treasury pending disposition.

     12. SOURCE AND AMOUNT OF FUNDS. The total cost to the Trust of purchasing the full 11,993,822 Common Shares pursuant to the Offer would be approximately $87,435,000 (assuming a NAV of $7.29 on the Expiration Date). The Trust anticipates that the Purchase Price for any Common Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new Common Shares of the Trust and specified pay-downs from the participation interests in senior corporate loans which it has acquired, and then from the proceeds from the sale of cash equivalents held by the Trust. The Trust may from time to time enter into one or more credit agreements to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Trust currently is a party to a credit agreement (described in more detail below). If, in the judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust to pay for tendered Common Shares, the Trust may terminate the Offer. See Section 6.

     The Trust has entered into a Fifth Amendment and Restatement of Credit Agreement, dated as of November 8, 2002 (the "Credit Agreement"), among the Trust and Van Kampen Prime Rate Income Trust (the "Co-Borrower") as borrowers (collectively the "Borrowers"), the banks party thereto (the "Financial Institutions"), and Bank of America, N.A., ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $400,000,000 (the "Credit Facility Commitment") to the Trust and the Co-Borrower, which is not secured by the assets of the Trust or Co-Borrower or other collateral. As of the date hereof, neither the Trust nor the Co-Borrower has any outstanding borrowing under the Credit Agreement. The proceeds of any amounts borrowed under the Credit Agreement may be used to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Credit Agreement has terms and conditions substantially similar to the following:

     a. Each of the Trust and the Co-Borrower is entitled to borrow money ("Loans") from the Financial Institutions in amounts which in the aggregate do not exceed the amount of the Credit Facility Commitment, provided that the aggregate amount of Loans to the Trust or the Co-Borrower on an individual basis cannot exceed twenty-five percent (25%) of the net asset value of the Trust or Co-Borrower, as the case may be (defined as total assets minus total liabilities minus assets subject to liens).

     b. Loans made under the Credit Agreement, if any, will bear interest daily at the option of the Trust or Co-Borrower, as applicable, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.50%, or (ii) at a rate per annum equal to a reserve-adjusted interbank offered rate offered by BofA's Grand Cayman Branch ("IBOR") plus 0.50% per annum. Each of the Trust and Co-Borrower will bear the expenses of any borrowings attributable to it under the Credit Agreement. Such interest will be due, in arrears, on the outstanding principal amount of each Loan (i) as to any federal funds rate Loan on the last business day of each calendar quarter and (ii) as any offshore rate Loan, from one
        (1) day to sixty (60) days from the date of the Loan, as selected by the Trust or Co-Borrower, as applicable, in advance. Interest on the outstanding principal of the Loans will also be due on the date of any prepayment of any offshore rate Loan and on demand during the existence of an event of default under the Credit Agreement payable by the borrower subject to such event of default. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods as defined in the Credit Agreement in effect.

     c. The Trust paid arrangement fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Trust is obligated to pay its pro rata share (based on the relative net assets of the Trust and Co-Borrower) of a commitment fee computed at the rate of 0.11% per annum on the average daily unused amount of the facility.

     d. The principal amount of any Loan made under the Credit Agreement, if any, is required to be paid sixty (60) days from the date of the Loan. Each of the Trust and Co-Borrower is entitled to prepay a Loan made to it in multiples of $1,000,000, provided that the Trust or Co-Borrower, as applicable, gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

     e. The Credit Agreement provides for BofA to elect to make swingline loans to each Borrower in amounts which in the aggregate do not exceed $25,000,000, provided that the aggregate amount of such swingline loans to the Trust or the Co-Borrower on an individual basis cannot exceed the lesser of (a) BofA's commitment under the Credit Agreement, (b) the combined commitment of all Financial Institutions under the Credit Agreement or (c) twenty-five percent (25%) of the net asset value of the Trust or Co-Borrower, as the case may be. Such swingline loans are due no later than the seventh business day following the day the swingline loan was made, bear interest at a rate per annum equal to the federal funds rate from time to time plus 0.50% due upon the repayment of such loan and, if unpaid when due or the Borrower otherwise elects, may convert to a traditional federal funds rate Loan under the Credit Agreement funded by BofA and all of the other Financial Institutions in accordance with the Credit Agreement's commitment schedule.

     f. The drawdown of the initial Loan or swingline loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Trust and Co-Borrower, as applicable, executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes"). The drawdown of each Loan or swingline loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation, (i) the providing of notice with respect to the Loan; (ii) the asset coverage ratio for the applicable borrower being at least 4 to 1; (iii) there being no default or event of default in existence with respect to the applicable borrower; (iv) the representations and warranties with respect to the applicable borrower made in the Credit Agreement continuing to be true; and (v) there being no Loans outstanding with respect to the applicable borrower for more than sixty (60) days on the day preceding the proposed borrowing.

     g. The Credit Agreement contains various affirmative and negative covenants of the Trust and Co-Borrower, including, without limitation, obligations: (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 25% of the net asset value of the applicable borrower; and (vii) to not create any lien on any of its assets, with certain exceptions.

     h. The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to the Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to the Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions;

        (iv) failure to comply with the Trust's or Co-Borrower's, as applicable, fundamental investment policies or investment restrictions; (v) failure to comply by the Trust or Co-Borrower, as applicable, with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Trust or Co-Borrower, as applicable; (vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Trust's or Co-Borrower's, as applicable, investment adviser.

     i. The credit facility provided pursuant to the Credit Agreement will terminate on November 7, 2003 (the "Commitment Termination Date"), unless extended or earlier terminated pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

     Pursuant to guidelines applicable to the Trust and the Co-Borrower, any Loans to the Trust and Co-Borrower will be made on a first-come, first-serve basis. If, at any time, the demand for borrowings by the Trust and Co-Borrower exceeds amounts available under the Credit Agreement, such borrowing will be allocated on a fair and equitable basis, taking into consideration factors, including without limitation, relative net assets of the Trust and Co-Borrower, amounts requested by the Trust and Co-Borrower, and availability of other sources of cash to meet each parties needs.

     The Trust intends to repay any Loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans (as defined below) which will be acquired and from proceeds from the sale of Common Shares.

     The foregoing descriptions of the Credit Agreement do not purport to be complete or final, and are qualified in their entirety by reference to the Credit Agreement previously filed as Exhibit (k)(4) to the Trust's Form N-2 via EDGAR on November 27, 2002. See Section 14.

     13. CERTAIN INFORMATION ABOUT THE TRUST. The Trust was organized as a Massachusetts business trust on December 19, 1997 and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust plans to invest at least 80% of its total assets in adjustable rate senior loans ("Senior Loans"). Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities ("Borrowers"). These Borrowers operate in a variety of industries and geographic regions. The interest rates on Senior Loans adjust periodically, and the Trust's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Trust believes that investing in adjustable rate Senior Loans should limit fluctuations in its net asset value caused by changes in interest rates. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate") or the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. As short term interest rates rise, interest payable to the Fund should increase. As short term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

     The Trust has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it is able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or participations in Senior Loans purchased from a single lender. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     The Trust is advised by Van Kampen Investment Advisory Corp. (the "Adviser") pursuant to an Investment Advisory Agreement under which the Trust accrues daily and pays monthly to the Adviser an investment management fee based on the per annum rate of: 0.95% of the first $4.0 billion of average daily net assets of the Trust, 0.90% on the next $3.5 billion, 0.875% on the next $2.5 billion and 0.85% on average daily net assets over $10.0 billion. The Trust is a party to an Administration Agreement with VK Inc. Under the Administration Agreement, the Trust pays VK Inc. a monthly fee based on the per annum rate of 0.25% of the Trust's average daily net assets. The Trust is a party to an Offering Agreement with VKFI. Under the Offering Agreement, the Trust offers and sells its Common Shares to the public on a continuous basis through VKFI as principal underwriter. VKFI compensates broker-dealers participating in the continuous offering of the Trust's Common Shares at a rate of 0.75% of the dollar value of Common Shares purchased from the Trust by such broker-dealers. VKFI also compensates broker-dealers who have entered into sales agreements with VKFI at an annual rate, paid quarterly, equal to an amount up to 0.75% of the value of Common Shares sold by each respective broker-dealer and remaining outstanding after one year from the date of their original purchase. VKFI also may provide, from time to time, additional cash incentives to broker-dealers which employ representatives who sell a minimum dollar amount of the Common Shares. All such compensation is or will be paid by VKFI out of its own assets, and not out of the assets of the Trust. The compensation paid to such broker-dealers and to VKFI, including the compensation paid at the time of purchase, the quarterly payments, any additional incentives paid from time to time and the Early Withdrawal Charge, if any, will not in the aggregate exceed applicable limitations. In addition, the Trust may make service fee payments pursuant to the Trust's Service Plan for personal services and/or the maintenance of shareholder accounts to VKFI and broker-dealers and other persons in amounts not exceeding 0.25% of the Trust's average daily net assets for any fiscal year. The Trustees have initially implemented the Service Plan by authorizing service fee payments to VKFI and broker-dealers and other persons in amounts not expected to exceed 0.15% of the Trust's average daily net assets.

     The principal executive offices of the Trust are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555.

     In 2002, Mitchell M. Merin was appointed President and Chief Executive Officer of the Trust, replacing Richard F. Powers, III, a Trustee of the Trust and former President and Chief Executive Officer of the Trust, in connection with Mr. Powers' retirement from the Adviser and VK.

     Reference is hereby made to Section 9 of this Offer to Purchase and the financial statements attached hereto as Exhibit A which are incorporated herein by reference.

     14. ADDITIONAL INFORMATION. The Trust has filed an Issuer Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the "Commission") which includes certain additional information relating to the Offer. Such material may be inspected and copied at prescribed rates at the Commission's public reference facilities at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; Jacob K. Javits Federal Building, 26 Federal Plaza, New York, New York 10278; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained by mail at prescribed rates from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Issuer Tender Offer Statement on Schedule TO is available along with other related materials at the Commission's internet website (http://www.sec.gov).

     15. CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the federal income tax consequences of a sale of Common Shares pursuant to the Offer. Shareholders should consult their own tax advisers regarding the tax consequences of a sale of Common Shares pursuant to the Offer, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

     The sale of Common Shares pursuant to the Offer will be a taxable transaction for federal income tax purposes, either as a "sale or exchange" or, under certain circumstances, as a "dividend." Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a sale of Common Shares pursuant to the Offer generally will be treated as a sale or exchange if the receipt of cash by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class C Shares of a designated VK
Fund: (a) results in a "complete redemption" of the shareholder's interest in the Trust, (b) is "substantially disproportionate" with respect to the shareholder or (c) is "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in
Section 318 of the Code, generally must be taken into account. If any of these three tests for sale or exchange treatment is met, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder or, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class C Shares of a designated VK Fund, by the Depositary on behalf of the shareholder pursuant to the Offer and the tax basis of the Common Shares sold. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a shareholder or by the Depositary on behalf of a shareholder, as the case may be, who sells Common Shares pursuant to the Offer will be taxable to the shareholder as a "dividend" to the extent of such shareholder's allocable share of the Trust's current or accumulated earnings and profits. The excess of such amounts received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's tax basis in the Common Shares sold pursuant to the Offer). Any amounts in excess of the shareholder's tax basis would constitute taxable gain. Thus, a shareholder's tax basis in the Common Shares sold will not reduce the amount of the dividend. Any remaining tax basis in the Common Shares tendered to the Trust will be transferred to any remaining Common Shares held by such shareholder. In addition, if a tender of Common Shares is treated as a dividend to a tendering shareholder, a constructive dividend under Section 305(c) of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Trust has been increased by such tender. The Trust believes, however, that the nature of the repurchase will be such that a tendering shareholder will qualify for sale or exchange treatment (as opposed to dividend treatment).

     16. EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS. The Trust reserves the right, at any time and from time to time, to extend the period of time during which the Offer is pending by making a public announcement thereof. In the event that the Trust so elects to extend the tender period, the Purchase Price for the Common Shares tendered will be determined as of 5:00 P.M. Eastern Time on the Expiration Date, as extended, and the Offer will terminate as of 12:00 Midnight Eastern Time on the Expiration Date, as extended. During any such extension, all Common Shares previously tendered and not purchased or withdrawn will remain subject to the Offer. The Trust also reserves the right, at any time and from time to time up to and including the Expiration Date, to (a) terminate the Offer and not to purchase or pay for any Common Shares or, subject to applicable law, postpone payment for Common Shares upon the occurrence of any of the conditions specified in Section 6, and (b) amend the Offer in any respect by making a public announcement thereof. Such public announcement will be issued no later than 9:00 A.M. Eastern Time on the next business day after the previously scheduled Expiration Date and will disclose the approximate number of Common Shares tendered as of that date. Without limiting the manner in which the Trust may choose to make a public announcement of extension, termination or amendment, except as provided by applicable law, the Trust shall have no obligation to publish, advertise or otherwise communicate any such public announcement, other than by making a release to the Dow Jones News Service.

     If the Trust materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Trust will extend the Offer to the extent required by Rule 13e-4 promulgated under the Exchange Act. These rules require that the minimum period during which an offer must remain open following material changes in the terms of the offer or information concerning the offer (other than a change in price or a change in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such terms or information. If (i) the Trust increases or decreases the price to be paid for Common Shares, or the Trust increases the number of Common Shares being sought by an amount exceeding 2% of the outstanding Common Shares, or the Trust decreases the number of Common Shares being sought and (ii) the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that notice of such increase or decrease is first published, sent or given, the Offer will be extended at least until the expiration of such period of ten business days.

     17. MISCELLANEOUS. The Offer is not being made to, nor will the Trust accept tenders from, owners of Common Shares in any jurisdiction in which the Offer or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Trust is not aware of any jurisdiction in which the making of the Offer or the tender of Common Shares would not be in compliance with the laws of such jurisdiction. However, the Trust reserves the right to exclude holders in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. So long as the Trust makes a good-faith effort to comply with any state law deemed applicable to the Offer, the Trust believes that the exclusion of holders residing in such jurisdiction is permitted under Rule 13e-4(f)(9) promulgated under the Exchange Act. In any jurisdiction the securities or Blue Sky laws of which require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on the Trust's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

April 18, 2003                          VAN KAMPEN SENIOR FLOATING RATE FUND

                                                      BY THE NUMBERS

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  88.2%
            AEROSPACE/DEFENSE  1.7%
 $ 3,647    DeCrane Aircraft Holdings,
            Inc., Term Loan........... B2        B+           09/30/05         $  2,963,176
   1,079    DRS Technologies, Inc.,
            Term Loan................. Ba3       BB-          09/30/08            1,085,990
   1,144    Integrated Defense
            Technologies, Inc., Term
            Loan...................... Ba3       BB-          03/04/08            1,135,300
                                                                               ------------
                                                                                  5,184,466
                                                                               ------------
            AUTOMOTIVE  6.9%
   2,264    AMCAN Consolidate
            Technologies, Inc., Term
            Loan...................... NR        NR           03/28/07            2,161,948
     681    Breed Technologies, Inc.,
            Term Loan (h)............. NR        NR           12/20/04              643,859
   2,151    Citation Corp., Term
            Loan...................... NR        B+           12/01/07            1,892,813
   4,850    Federal-Mogul Corp., Term
            Loan (b).................. NR        NR           02/24/04            4,801,500
   4,357    Metalforming Technologies,
            Inc., Term Loan........... NR        NR           06/30/06            2,614,049
   2,678    MetoKote Corp., Term
            Loan...................... B1        B+           11/14/05            2,641,531
   5,723    Safelite Glass Corp., Term
            Loan...................... NR        NR           09/30/07            5,551,598
     246    Stoneridge, Inc., Term
            Loan...................... Ba3       BB-          04/30/08              245,942
                                                                               ------------
                                                                                 20,553,240
                                                                               ------------
            BEVERAGE, FOOD & TOBACCO  6.1%
   1,853    Agrilink Foods, Inc., Term
            Loan...................... Ba3       B+           06/30/08            1,857,131
   1,161    Aurora Foods, Inc., Term
            Loan...................... B2        B-           09/30/06            1,029,368
   2,945    Commonwealth Brands, Inc.,
            Term Loan................. NR        NR           08/28/07            2,940,981

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $   917    Dean Foods Co., Term
            Loan...................... Ba2       BB+          07/15/08         $    917,933
   2,487    Doane Pet Care Co., Term
            Loan...................... B2        B+     12/31/05 to 12/31/06      2,389,913
   1,245    Hartz Mountain Corp., Term
            Loan...................... B1        NR           12/31/07            1,248,180
   1,931    Land O' Lakes, Inc., Term
            Loan...................... B1        BB           10/10/08            1,796,223
   1,328    Mafco Worldwide Corp.,
            Term Loan................. NR        NR           03/31/06            1,314,240
     989    Otis Spunkmeyer, Inc.,
            Term Loan................. B1        B+           01/21/09              984,929
   1,509    Pinnacle Foods, Inc., Term
            Loan...................... Ba3       BB-          05/22/08            1,509,398
   1,094    Southern Wine & Spirits of
            America, Inc., Term
            Loan...................... NR        NR           07/02/08            1,097,603
   1,056    Swift & Co., Term Loan.... Ba2       BB           09/19/08            1,060,137
                                                                               ------------
                                                                                 18,146,036
                                                                               ------------
            BROADCASTING--CABLE  1.4%
   3,510    Charter Communications
            Operating, LLC, Term
            Loan...................... B2        B      03/18/08 to 09/18/08      2,962,205
   1,680    Olympus Cable Holdings,
            LLC, Term Loan (b)........ NR        NR           09/30/10            1,359,540
                                                                               ------------
                                                                                  4,321,745
                                                                               ------------
            BROADCASTING--DIVERSIFIED  0.7%
     955    Comcorp Broadcasting,
            Inc., Term Loan........... NR        NR           03/31/03              821,343
     335    Hughes Electronics Corp.,
            Term Loan................. Ba3       BB           08/31/03              335,397
   1,000    White Knight Broadcasting,
            Inc., Term Loan........... NR        NR           03/31/03              860,000
                                                                               ------------
                                                                                  2,016,740
                                                                               ------------
            BROADCASTING--TELEVISION  1.9%
   6,495    Quorum Broadcasting, Inc.,
            Term Loan................. NR        NR           12/31/04            5,699,121
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            BUILDINGS & REAL ESTATE  2.0%
 $ 3,113    Builders FirstSource,
            Inc., Term Loan........... NR        BB-          12/30/05         $  2,941,609
     689    The Macerich Co., Term
            Loan...................... NR        NR           07/26/05              689,501
   1,791    Ventas, Inc., Term Loan... NR        NR           04/17/07            1,784,284
     446    Ventas, Inc., Revolving
            Credit Agreement.......... NR        NR           04/17/05              422,650
                                                                               ------------
                                                                                  5,838,044
                                                                               ------------
            CHEMICALS, PLASTICS & RUBBER  4.4%
   2,447    CP Kelco ApS, Term Loan... B3        B+     03/31/08 to 09/30/08      2,354,405
   5,562    Huntsman Corp., Term
            Loan...................... B3        B+           03/31/07            4,677,103
   1,000    Huntsman ICI Chemicals,
            LLC, Term Loan............ B2        B+           06/30/08              982,778
   1,000    Lyondell Chemical Co.,
            Term Loan................. Ba3       BB           05/17/06            1,001,136
   1,000    Messer Griesheim, Term
            Loan...................... Ba2       BB     04/27/09 to 04/27/10      1,005,625
   2,403    Nutrasweet Acquisition
            Corp., Term Loan.......... Ba3       NR     05/25/07 to 05/25/09      2,397,579
     518    West American Rubber Co.,
            LLC, Term Loan............ NR        NR           11/09/03              518,421
                                                                               ------------
                                                                                 12,937,047
                                                                               ------------
            CONSTRUCTION MATERIAL  0.5%
     866    Dayton Superior Corp.,
            Term Loan................. B2        B+           06/02/08              855,425
   5,343    Flextek Components, Inc.,
            Term Loan (a) (j)......... NR        NR           08/31/03                    0
     533    National Waterworks, Inc.,
            Term Loan................. B1        BB-          11/22/09              537,500
                                                                               ------------
                                                                                  1,392,925
                                                                               ------------
            CONTAINERS, PACKAGING & GLASS  2.1%
   4,861    Applied Tech Management
            Corp., Term Loan.......... B1        NR           07/31/05            4,010,554
   1,000    Dr. Pepper/Seven Up
            Bottling Group, Inc., Term
            Loan...................... NR        NR           10/07/06              965,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $   867    Owens-Illinois, Inc., Term
            Loan...................... B1        BB           03/31/04         $    862,024
     387    Pliant Corp., Term Loan... B2        B+           05/31/08              383,028
                                                                               ------------
                                                                                  6,220,606
                                                                               ------------
            DIVERSIFIED MANUFACTURING  0.7%
   2,054    Mueller Group, Inc., Term
            Loan...................... B1        B+           05/31/08            2,050,185
                                                                               ------------

            ECOLOGICAL  2.1%
   5,095    Allied Waste North
            America, Inc., Term
            Loan...................... Ba3       BB     07/21/05 to 07/21/07      5,070,318
     120    Allied Waste North
            America, Inc., Revolving
            Credit Agreements......... Ba3       BB           02/28/03              114,840
   1,100    Casella Waste Systems,
            Inc., Term Loan........... B1        BB-          05/11/07            1,107,334
                                                                               ------------
                                                                                  6,292,492
                                                                               ------------

            ELECTRONICS  4.3%
   2,560    Audio Visual Services
            Corp., Term Loan.......... NR        NR     03/04/04 to 03/04/06      2,451,566
     350    Computer Associates
            International, Inc.,
            Revolving Credit
            Agreement................. Baa2      BBB+         05/26/03              349,562
   2,991    Dynamic Details, Inc.,
            Term Loan................. B3        NR           04/22/05            2,168,123
   2,260    Kinetic Group, Inc., Term
            Loan...................... B1        NR           02/28/06            2,090,881
     992    Semiconductor Components
            Industries, LLC, Term
            Loan...................... B2        B      08/04/06 to 08/04/07        890,320
   4,643    Stratus Technologies,
            Inc., Term Loan........... NR        NR           02/26/05            3,737,961
   1,820    Viasystems, Inc., Term
            Loan...................... B3        D            09/30/08            1,230,675
                                                                               ------------
                                                                                 12,919,088
                                                                               ------------
            ENTERTAINMENT & LEISURE  2.7%
     790    Carmike Cinemas, Inc.,
            Term Loan................. NR        NR           01/15/07              781,717
   2,570    Fitness Holdings
            Worldwide, Inc., Term
            Loan...................... NR        B      11/02/06 to 11/02/07      2,499,151

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 4,000    Metro-Goldwyn-Mayer, Inc.,
            Term Loan................. NR        NR           06/30/08         $  3,982,500
     993    Panavision, Inc., Term
            Loan...................... Caa1      CCC          03/31/05              849,194
                                                                               ------------
                                                                                  8,112,562
                                                                               ------------
            FINANCE  0.5%
   3,676    Outsourcing Solutions,
            Term Loan (a)............. Caa1      NR           06/10/06            1,571,335
                                                                               ------------

            GROCERY  0.2%
     515    Fleming Cos., Inc., Term
            Loan...................... Ba3       BB           06/18/08              504,889
                                                                               ------------

            HEALTHCARE  4.9%
   2,244    Community Health Systems,
            Inc., Term Loan........... NR        NR           07/16/10            2,237,011
   2,466    Genesis Health Ventures,
            Inc., Term Loan........... Ba3       BB-    03/31/07 to 04/02/07      2,461,360
     974    InteliStaf Group, Inc.,
            Term Loan................. NR        NR           10/31/07              971,645
   7,190    Kindred Healthcare, Inc.,
            Term Loan................. NR        NR           04/13/08            6,902,064
   1,875    Medical Staffing Network
            Holdings, Inc., Term
            Loan...................... NR        NR           10/26/06            1,866,797
                                                                               ------------
                                                                                 14,438,877
                                                                               ------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  1.1%
     873    Brown Jordan
            International, Inc., Term
            Loan...................... B1        B            03/31/06              816,260
     439    Formica Corp., Term Loan
            (b)....................... NR        NR           04/30/06              395,261
   2,463    Imperial Home Decor Group,
            Inc., Term Loan (e)....... NR        NR           04/04/06              110,822
     752    Sleepmaster, LLC, Term
            Loan (b).................. NR        NR           12/31/06              725,736
   1,423    Targus Group
            International, Inc., Term
            Loan...................... NR        NR           08/31/06            1,259,684
                                                                               ------------
                                                                                  3,307,763
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            HOTELS, MOTELS, INNS & GAMING  2.7%
 $ 2,825    Aladdin Gaming, LLC, Term
            Loan (a) (b).............. NR        NR           08/26/06         $  2,253,298
   1,500    Scientific Games Corp.,
            Term Loan................. Ba3       BB-          12/31/08            1,500,938
   5,186    Wyndham International,
            Inc., Term Loan........... NR        B-     06/30/04 to 06/30/06      4,169,382
                                                                               ------------
                                                                                  7,923,618
                                                                               ------------
            INSURANCE  2.4%
   4,775    Brera GAB Robins, Inc.,
            Term Loan................. NR        NR           12/31/05            4,058,750
   2,948    Fund American Cos., Inc.,
            Term Loan................. Baa2      BBB-         03/31/07            2,935,527
                                                                               ------------
                                                                                  6,994,277
                                                                               ------------
            MACHINERY  3.0%
   3,370    Ashtead Group, PLC, Term
            Loan...................... NR        NR           06/01/07            3,117,059
   4,107    Gleason Corp., Term Loan.. NR        NR           02/18/08            4,104,245
   2,214    SWT Finance B.V., Term
            Loan...................... NR        NR           09/30/05            1,605,281
                                                                               ------------
                                                                                  8,826,585
                                                                               ------------
            MEDICAL PRODUCTS & SERVICES  5.2%
   1,752    Alliance Imaging, Inc.,
            Term Loan................. B1        B+           06/10/08            1,728,371
   2,000    Dade Behring, Inc., Term
            Loan...................... B1        B+     10/01/08 to 10/03/10      1,990,000
   2,643    National Medical Care,
            Inc., Term Loan........... Ba1       BB+          09/30/03            2,639,554
   4,826    National Nephrology
            Associates, Inc., Term
            Loan...................... B1        B+           12/31/05            4,789,562
   1,562    Rotech Healthcare, Inc.,
            Term Loan................. Ba2       BB           03/31/08            1,564,914
   2,622    Unilab Corp., Term Loan... B1        BB-          11/23/06            2,628,990
                                                                               ------------
                                                                                 15,341,391
                                                                               ------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.8%
   8,504    Ispat Inland, Term Loan... Caa1      B-     07/16/05 to 07/16/06      5,325,188
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            NATURAL RESOURCES  1.8%
 $ 5,000    Ocean Rig ASA--(Norway),
            Term Loan................. NR        NR           06/01/08         $  4,425,000
     895    Tesoro Petroleum Corp.,
            Term Loan................. Ba3       BB           12/31/07              828,255
                                                                               ------------
                                                                                  5,253,255
                                                                               ------------
            NON-DURABLE CONSUMER PRODUCTS  0.9%
   7,667    American Marketing
            Industries, Inc., Term
            Loan (a).................. NR        NR           04/01/04            1,916,772
     787    American Safety Razor Co.,
            Term Loan................. B1        B-           04/30/07              717,738
                                                                               ------------
                                                                                  2,634,510
                                                                               ------------
            PAPER & FOREST PRODUCTS  0.3%
     983    Port Townsend Paper Corp.,
            Term Loan................. NR        NR           03/16/07              810,562
                                                                               ------------

            PERSONAL & MISCELLANEOUS SERVICES  3.1%
   9,720    Aspen Marketing Group,
            Term Loan (a) (f)......... NR        NR           09/30/04            5,832,000
   1,598    Iron Mountain, Inc., Term
            Loan...................... Ba3       BB           02/15/08            1,603,229
     715    Stewart Enterprises, Inc.,
            Term Loan................. Ba3       BB           06/29/06              718,798
   1,869    TeleSpectrum Worldwide,
            Inc., Term Loan (e)....... NR        NR           05/31/05            1,205,610
                                                                               ------------
                                                                                  9,359,637
                                                                               ------------
            PHARMACEUTICALS  1.6%
   1,985    Caremark Rx, Inc., Term
            Loan...................... Ba2       BB+          03/31/06            1,986,654
   2,743    MedPointe, Inc., Term
            Loan...................... B1        B            09/30/08            2,651,896
                                                                               ------------
                                                                                  4,638,550
                                                                               ------------
            PRINTING & PUBLISHING  6.3%
   1,469    CommerceConnect Media,
            Inc., Term Loan........... NR        NR           12/31/07            1,409,977
   5,761    Haights Cross
            Communications, LLC, Term
            Loan...................... B2        B+           12/10/06            5,322,081
   1,395    Liberty Group Operating,
            Inc., Term Loan........... B1        B            03/31/07            1,393,534

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $ 1,419    Payment Processing
            Solutions, Inc., Term
            Loan...................... NR        NR           06/30/05         $  1,408,559
     935    PRIMEDIA, Inc., Term
            Loan...................... NR        B            06/30/09              884,367
   1,790    The Reader's Digest
            Association, Inc., Term
            Loan...................... Baa3      BB+    05/21/07 to 05/20/08      1,759,707
   5,713    Vutek, Inc., Term Loan.... B1        NR           07/31/07            5,541,509
     959    Ziff-Davis Media, Inc.,
            Term Loan................. B3        CCC-         03/31/07              819,669
                                                                               ------------
                                                                                 18,539,403
                                                                               ------------
            RESTAURANTS & FOOD SERVICE  0.3%
     995    Domino's, Inc., Term
            Loan...................... Ba3       BB-          06/30/08              997,799
                                                                               ------------

            RETAIL--OIL & GAS  2.8%
   7,248    Barjan Products, LLC, Term
            Loan...................... NR        NR           05/31/06            6,341,586
   1,925    The Pantry, Inc., Term
            Loan...................... B1        B+           01/31/06            1,899,537
                                                                               ------------
                                                                                  8,241,123
                                                                               ------------
            RETAIL--SPECIALTY  0.6%
   1,821    Jostens, Inc., Term
            Loan...................... B1        BB-          12/31/09            1,823,962
                                                                               ------------

            RETAIL--STORES  2.7%
   8,210    Rite Aid Corp., Term
            Loan...................... B2        BB-          06/27/05            8,086,620
                                                                               ------------

            TECHNOLOGY  0.5%
   1,493    The Titan Corp., Term
            Loan...................... Ba3       BB-          06/30/09            1,492,500
                                                                               ------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.1%
   1,522    Broadwing, Inc., Term
            Loan...................... B1        B-     11/09/04 to 06/28/07      1,435,631
   2,777    Orius Corp., Term Loan.... Caa2      NR     01/23/09 to 01/23/10        762,904
   1,389    Orius Corp., Revolving
            Credit Agreement.......... Caa2      NR           01/23/05            1,076,238
                                                                               ------------
                                                                                  3,274,773
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            TELECOMMUNICATIONS--WIRELESS  3.3%
 $ 4,748    BCP SP Ltd., Term Loan (a)
            (f) (k)................... NR        NR     03/31/02 to 03/31/05   $  1,424,454
   1,000    Cricket Communications,
            Inc., Term Loan (a)....... NR        NR           06/30/07              242,500
   1,333    Crown Castle International
            Corp., Term Loan.......... Ba3       B-           03/15/08            1,273,519
   5,875    Nextel Finance Co., Term
            Loan...................... Ba3       BB-    06/30/08 to 12/31/08      5,526,054
     192    Nextel Partners, Inc.,
            Term Loan................. B1        B-           07/29/08              175,641
   1,330    Spectrasite
            Communications, Inc., Term
            Loan...................... B3        CC           12/31/07            1,187,731
                                                                               ------------
                                                                                  9,829,899
                                                                               ------------
            TEXTILES & LEATHER  0.6%
   1,668    Norcross Safety Products,
            LLC, Term Loan............ B1        NR           09/30/04            1,659,676
                                                                               ------------

            TRANSPORTATION--CARGO  2.6%
   3,627    Evergreen International
            Aviation, Inc., Term
            Loan...................... NR        NR           05/07/03            3,101,017
   3,431    OmniTrax Railroads, LLC,
            Term Loan................. NR        NR           05/13/05            3,421,930
   1,146    Roadway Corp., Term Loan.. Baa3      BBB          11/30/06            1,142,113
                                                                               ------------
                                                                                  7,665,060
                                                                               ------------
            TRANSPORTATION--PERSONAL  0.1%
     493    Motor Coach Industries,
            Inc., Term Loan........... B2        B            06/16/05              387,202
                                                                               ------------

            TRANSPORTATION--RAIL MANUFACTURING  0.1%
     788    RailWorks Corp., Term Loan
            (a)....................... NR        NR           11/13/04              295,576
                                                                               ------------

            UTILITIES  0.2%
     583    Southern California Edison
            Co., Term Loan............ Ba2       NR           03/01/03              582,604
                                                                               ------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  88.2%..........................    261,490,931
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

DESCRIPTION                                                      VALUE

NOTES  2.1%
Dade Behring, Inc. ($887,175 par, 11.91% coupon, maturing
  10/03/10).................................................  $    931,534
Genesis Health Ventures, Inc. ($730,224 par, 6.38% coupon,
  maturing 04/02/07) (g)....................................       690,062
PCI Chemicals Canada, Inc. ($2,708,453 par, 10.00% coupon,
  maturing 12/31/08)........................................     1,882,375
Pioneer Cos., Inc. ($902,818 par, 4.90% coupon, maturing
  12/31/06) (g).............................................       618,430
Premcor Refining Group, Inc. ($2,000,000 par, 4.13% coupon,
  maturing 08/23/03) (g)....................................     1,985,000
                                                              ------------

TOTAL NOTES.................................................     6,107,401
                                                              ------------

EQUITIES  2.7%
Audio Visual Services Corp. (39,135 common shares) (c)
  (d).......................................................       410,917
Breed Technologies, Inc. (126,731 common shares) (c) (d)....             0
Dade Behring Holdings, Inc. (74,180 common shares) (c)......     1,372,330
Flextek Components, Inc. (Warrants for 758 common shares)
  (b) (c) (d) (j)...........................................             0
Genesis Health Ventures, Inc. (1,070 preferred shares) (c)
  (d).......................................................        90,415
Genesis Health Ventures, Inc. (91,986 common shares) (c)....     1,448,780
Imperial Home Decor Group, Inc. (886,572 common shares) (c)
  (d) (e)...................................................             0
Imperial Home Decor Realty, Inc. (886,572 common shares) (c)
  (d) (e)...................................................             0
Kindred Healthcare, Inc. (55,081 common shares) (c).........       935,275
Orius Corp. (388,353 common shares) (c) (d).................             0
Pioneer Cos., Inc. (175,147 common shares) (c) (d)..........       437,868
Rotech Healthcare, Inc. (36,040 common shares) (c)..........       585,650
Rotech Medical Corp. (3,604 common shares) (c)(d)...........             0
Safelite Glass Corp. (321,953 common shares) (c) (d)........     2,363,135
Safelite Realty (21,732 common shares) (c) (d)..............             0
Stellex Aerostructures, Inc. (33,390 common shares) (c)
  (d).......................................................       319,542
TeleSpectrum Worldwide, Inc. (11,618,775 common shares) (c)
  (d) (e)...................................................             0
TeleSpectrum Worldwide, Inc. (8,307 preferred shares) (c)
  (d) (e)...................................................             0
West American Rubber Co., LLC (6.35% ownership interest) (c)
  (d).......................................................             0
                                                              ------------

TOTAL EQUITIES..............................................     7,963,912
                                                              ------------

TOTAL LONG-TERM INVESTMENTS  93.0%
  (Cost $333,153,680).......................................   275,562,244

REPURCHASE AGREEMENT  6.7%
State Street Bank & Trust Corp. ($19,800,000 par
  collateralized by U.S. Government obligations in a pooled
  cash account, dated 01/31/03, to be sold on 02/03/03 at
  $19,801,947) (i)..........................................    19,800,000
                                                              ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

January 31, 2003 (Unaudited)

                                                                 VALUE
TOTAL INVESTMENTS  99.7%
  (Cost $352,953,680).......................................  $295,362,244

OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%.................       949,349
                                                              ------------

NET ASSETS  100.0%..........................................  $296,311,593
                                                              ============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

(1) Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Non-income producing security as this stock currently does not declare dividends.

(d) Restricted security.

(e) Affiliated company. See notes to Financial Statements.

(f) The borrower is in the process of restructuring or amending the terms of this loan.

(g) Variable rate security. Interest rate shown is that in effect at January 31, 2003.

(h) Fixed rate security.

(i) A portion of this security is segregated in connection with unfunded loan commitments

(j) This borrower is currently in liquidation.

(k) Payment-in-kind security.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $352,953,680).......................  $ 295,362,244
Cash........................................................        806,046
Receivables:
  Interest and Fees.........................................      1,417,786
  Investments Sold..........................................        895,673
  Fund Shares Sold..........................................        192,904
Other.......................................................          5,016
                                                              -------------
    Total Assets............................................    298,679,669
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      1,015,000
  Investment Advisory Fee...................................        238,105
  Income Distributions......................................        216,171
  Distributor and Affiliates................................        211,717
  Administrative Fee........................................         62,659
  Fund Shares Repurchased...................................             15
Accrued Expenses............................................        512,083
Trustees' Deferred Compensation and Retirement Plans........        112,326
                                                              -------------
    Total Liabilities.......................................      2,368,076
                                                              -------------
NET ASSETS..................................................  $ 296,311,593
                                                              =============
NET ASSET VALUE PER COMMON SHARE
  ($296,311,593 divided by 40,036,460 shares outstanding)...  $        7.40
                                                              =============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 40,036,460 shares issued and
  outstanding)..............................................  $     400,365
Paid in Surplus.............................................    559,118,754
Accumulated Undistributed Net Investment Income.............      1,420,187
Net Unrealized Depreciation.................................    (57,591,436)
Accumulated Net Realized Loss...............................   (207,036,277)
                                                              -------------
NET ASSETS..................................................  $ 296,311,593
                                                              =============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  9,086,248
Fees........................................................         5,478
Other.......................................................        47,856
                                                              ------------
    Total Income............................................     9,139,582
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,537,895
Administrative Fee..........................................       404,709
Service Fee.................................................       242,825
Tender......................................................       158,333
Legal.......................................................       154,579
Custody.....................................................        82,346
Trustees' Fees and Related Expenses.........................         5,151
Other.......................................................       279,774
                                                              ------------
    Total Expenses..........................................     2,865,612
    Less Credits Earned on Cash Balances....................           122
                                                              ------------
    Net Expenses............................................     2,865,490
                                                              ------------
NET INVESTMENT INCOME.......................................  $  6,274,092
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (9,721,010)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (52,271,920)
  End of the Period.........................................   (57,591,436)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (5,319,516)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(15,040,526)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (8,766,434)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                      SIX MONTHS ENDED     YEAR ENDED
                                                      JANUARY 31, 2003    JULY 31, 2002
                                                      ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $  6,274,092      $  24,512,537
Net Realized Loss....................................     (9,721,010)       (62,941,572)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................     (5,319,516)        14,774,211
                                                        ------------      -------------
Change in Net Assets from Operations.................     (8,766,434)       (23,654,824)
                                                        ------------      -------------
Distributions from Net Investment Income.............     (7,344,795)       (24,104,523)
Return of Capital Distribution.......................            -0-           (550,178)
                                                        ------------      -------------
Total Distributions..................................     (7,344,795)       (24,654,701)
                                                        ------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..    (16,111,229)       (48,309,525)
                                                        ------------      -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      2,490,474         10,147,660
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................      3,556,152         12,246,877
Cost of Shares Repurchased...........................    (67,550,516)      (282,768,430)
                                                        ------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...    (61,503,890)      (260,373,893)
                                                        ------------      -------------
TOTAL DECREASE IN NET ASSETS.........................    (77,615,119)      (308,683,418)
NET ASSETS:
Beginning of the Period..............................    373,926,712        682,610,130
                                                        ------------      -------------
End of the Period (Including accumulated
  undistributed net investment income of $1,420,187
  and $2,490,890, respectively)......................   $296,311,593      $ 373,926,712
                                                        ============      =============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2003 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (8,766,434)
                                                              ------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    77,520,956
  Decrease in Interest and Fees Receivables.................       636,838
  Decrease in Receivable for Investments Sold...............     2,379,444
  Decrease in Other Assets..................................       175,107
  Decrease in Payable for Investments Purchased.............    (1,707,901)
  Decrease in Investment Advisory Fee Payable...............       (64,483)
  Decrease in Distributor and Affiliates Payable............      (170,575)
  Decrease in Administrative Fee Payable....................       (16,969)
  Decrease in Accrued Expenses..............................      (128,877)
  Decrease in Trustees' Deferred Compensation and Retirement
    Plans...................................................        (2,681)
                                                              ------------
    Total Adjustments.......................................    78,620,859
                                                              ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    69,854,425
                                                              ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................     2,376,783
Payments on Shares Repurchased..............................   (67,550,501)
Cash Dividends Paid.........................................    (3,874,661)
                                                              ------------
    Net Cash Used for Financing Activities..................   (69,048,379)
                                                              ------------
NET INCREASE IN CASH........................................       806,046
Cash at the Beginning of the Period.........................           -0-
                                                              ------------
CASH AT THE END OF THE PERIOD...............................  $    806,046
                                                              ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX                                              MARCH 27, 1998
                             MONTHS                                            (COMMENCEMENT
                             ENDED              YEAR ENDED JULY 31,            OF INVESTMENT
                            JAN. 31,   -------------------------------------   OPERATIONS) TO
                              2003      2002     2001      2000       1999     JULY 31, 1998
                            -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........   $ 7.75    $ 8.49   $ 9.58   $  10.09   $  10.04       $10.00
                             ------    ------   ------   --------   --------       ------
  Net Investment Income...      .15       .41      .75        .72        .65          .21
  Net Realized and
    Unrealized
    Gain/Loss.............     (.33)     (.75)   (1.07)      (.50)       .04          .04
                             ------    ------   ------   --------   --------       ------
Total from Investment
  Operations..............     (.18)     (.34)    (.32)       .22        .69          .25
                             ------    ------   ------   --------   --------       ------
Less:
  Distributions from Net
    Investment Income.....      .17       .39      .74        .72        .64          .21
  Distributions from Net
    Realized Gain.........      -0-       -0-      .03        .01        -0-          -0-
  Return of Capital
    Distributions.........      -0-       .01      -0-        -0-        -0-          -0-
                             ------    ------   ------   --------   --------       ------
Total Distributions.......      .17       .40      .77        .73        .64          .21
                             ------    ------   ------   --------   --------       ------
NET ASSET VALUE, END OF
  THE PERIOD..............   $ 7.40    $ 7.75   $ 8.49   $   9.58   $  10.09       $10.04
                             ======    ======   ======   ========   ========       ======

Total Return* (a).........   -2.31%**  -4.06%   -3.59%      2.27%      7.09%        2.52%**
Net Assets at End of the
  Period (In millions)....   $296.3    $373.9   $682.6   $1,457.6   $1,472.0       $411.4
Ratio of Expenses to
  Average Net Assets*.....    1.77%     1.67%    1.69%      1.64%      1.60%        1.70%
Ratio of Net Investment
  Income to Average Net
  Assets*.................    3.88%     5.05%    8.07%      7.37%      6.66%        6.33%
Portfolio Turnover (b)....      26%**     42%      25%        54%        23%           4%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      N/A       N/A      N/A        N/A      1.61%        1.92%
Ratio of Net Investment
  Income to Average Net
  Assets..................      N/A       N/A      N/A        N/A      6.65%        6.11%

** Non-Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

N/A = Not Applicable.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Senior Loans are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable Senior Loan, note, or other fixed-income security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $112,820,453 which will expire between July 31, 2009 and July 31, 2010.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    At January 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $ 399,629,180
                                                                =============
Gross tax unrealized appreciation...........................    $     632,920
Gross tax unrealized depreciation...........................     (104,899,856)
                                                                -------------
Net tax unrealized depreciation on investments..............    $(104,266,936)
                                                                =============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended July 31, 2002 was as follows:

                                                                   2002
Distributions paid from:
  Ordinary income...........................................    $24,104,523
  Long-term capital gain....................................            -0-
  Return of Capital.........................................        550,178
                                                                -----------
                                                                $24,654,701
                                                                ===========

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and losses recognized for book purposes, but not for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended January 31, 2003, the Fund's custody fee was reduced by $122 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $4.0 billion..........................................       .950%
Next $3.5 billion...........................................       .900%
Next $2.5 billion...........................................       .875%
Over $10 billion............................................       .850%

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Investments Inc., the Fund's Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the six months ended January 31, 2003, the Fund recognized expenses of approximately $84,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended January 31, 2003, the Fund recognized expenses of approximately $14,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended January 31, 2003, the Fund recognized expenses of approximately $122,300, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At January 31, 2003, Van Kampen owned 10,000 shares of the Fund.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act, as amended, as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                       INTEREST/
                                          REALIZED     DIVIDEND       VALUE
NAME                       PAR/SHARES*    GAIN/LOSS     INCOME       01/31/03        COST
Imperial Home Decor
  Group, Inc. --
  Term Loan..............  $2,462,700       $-0-        $81,192     $  110,822    $2,433,400
Imperial Home Decor
  Group, Inc. -- Common
  Shares.................     886,572        -0-            -0-            -0-       904,303
Imperial Home Decor
  Realty, Inc -- Common
  Shares.................     886,572        -0-            -0-            -0-           -0-
Telespectrum Worldwide,
  Inc. -- Term Loan......  $1,869,163        -0-         81,553      1,205,610     1,108,323
Telespectrum Worldwide,
  Inc. -- Common &
  Preferred Shares.......  11,627,082        -0-            -0-            -0-           -0-

*Shares were acquired through restructuring of senior loan interests.

3. CAPITAL TRANSACTIONS

At January 31, 2003 and July 31, 2002, paid in surplus aggregated $559,118,754 and $620,540,751, respectively.

    Transactions in common shares were as follows:

                                                       SIX MONTHS ENDED     YEAR ENDED
                                                       JANUARY 31, 2003    JULY 31, 2002
Beginning Shares.....................................     48,225,801         80,403,273
                                                          ----------        -----------
Shares Sold..........................................        332,817          1,252,529
Shares Issued Through Dividend Reinvestment..........        475,018          1,519,006
Shares Repurchased...................................     (8,997,176)       (34,949,007)
                                                          ----------        -----------
Net Change in Shares Outstanding.....................     (8,189,341)       (32,177,472)
                                                          ----------        -----------
Ending Shares........................................     40,036,460         48,225,801
                                                          ==========        ===========

    On November 25, 2002, the Trustees of Van Kampen Senior Floating Rate Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen Prime Rate Income Trust ("Acquiring Fund"). The Trustees of each of the funds have approved in principle an agreement and plan of reorganization

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class C Shares of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $75,974,408 and $137,677,186, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the six months ended January 31, 2003, 8,997,176 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the six months ended January 31, 2003, Van Kampen received early withdrawal charges of approximately $5,400 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain Senior Loan agreements, the Fund had unfunded loan commitments of approximately $1,339,600 as of January 31, 2003. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $400,000,000, which will terminate on November 7, 2003. The proceeds of any borrowing by the Fund under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .11% are charged on the unused portion of the credit line. For the six months ended January 31, 2003, the Fund recognized commitment fee expenses of approximately $20,600. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    At January 31, 2003, the Fund did not have any outstanding borrowings under this agreement.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At January 31, 2003, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
SELLING PARTICIPANT                                             (000)      (000)
Credit Suisse First Boston..................................   $1,146      $1,142

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

    Annual fees under the Plan of .15% (.25% maximum) of average daily net assets are accrued daily and paid quarterly. Included in the fees for the six months ended January 31, 2003, are payments retained by Van Kampen of approximately $5,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $233,700.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Senior Floating Rate
Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Floating Rate Fund (the "Fund"), including the portfolio of investments, as of July 31, 2002, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the Fund's custodian, brokers, and selling or agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Floating Rate Fund as of July 31, 2002, the results of its operations, cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
September 6, 2002

                                                      BY THE NUMBERS

YOUR FUND'S INVESTMENTS

July 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  92.0%
            AEROSPACE/DEFENSE  5.6%
 $ 2,096    Aerostructures Corp., Term
            Loan...................... NR        BB-          12/31/03         $  2,087,214
   1,796    Alliant Techsystems, Inc.,
            Term Loan................. Ba2       BB-          04/20/09            1,814,353
   3,666    DeCrane Aircraft Holdings,
            Inc., Term Loan........... B2        B+           09/30/05            3,610,982
   2,084    DRS Technologies, Inc.,
            Term Loan................. Ba3       BB-          09/30/08            2,099,882
     991    EG&G Technical Services,
            Inc., Term Loan........... B1        NR           08/20/07              991,344
   6,722    Fairchild Corp., Term
            Loan...................... B1        B+           04/30/06            6,621,119
     648    Integrated Defense
            Technologies, Inc., Term
            Loan...................... NR        NR           03/04/08              650,806
   2,914    United Defense Industries,
            Inc., Term Loan........... Ba3       BB-          08/13/09            2,923,677
                                                                               ------------
                                                                                 20,799,377
                                                                               ------------
            AUTOMOTIVE  7.3%
   3,910    AMCAN Consolidate
            Technologies, Inc., Term
            Loan...................... NR        NR           03/28/07            3,734,050
     681    Breed Technologies, Inc.,
            Term Loan (h)............. NR        NR           12/20/04              643,859
   5,156    Citation Corp., Term
            Loan...................... NR        B+           12/01/07            4,589,117
   4,850    Federal-Mogul Corp., Term
            Loan (b).................. NR        NR           02/24/04            4,783,313
   4,368    Metalforming Technologies,
            Inc., Term Loan........... NR        NR           06/30/06            2,664,484

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            AUTOMOTIVE (CONTINUED)
 $ 4,875    MetoKote Corp., Term
            Loan...................... B1        B+           11/04/05         $  4,582,500
   6,009    Safelite Glass Corp., Term
            Loan...................... NR        NR           09/30/07            5,874,262
     499    Stoneridge, Inc., Term
            Loan...................... Ba3       BB-          04/30/08              501,244
                                                                               ------------
                                                                                 27,372,829
                                                                               ------------
            BANKING  0.2%
     840    Golden State Bancorp,
            Inc., Term Loan........... NR        NR           12/20/02              835,800
                                                                               ------------

            BEVERAGE, FOOD & TOBACCO  3.4%
   2,454    Agrilink Foods, Inc., Term
            Loan...................... B1        B+     09/30/04 to 09/30/05      2,452,525
   1,826    B & G Foods, Inc., Term
            Loan...................... B1        B+           03/31/06            1,825,910
     999    Dean Foods Co., Term
            Loan...................... Ba2       BB+          07/15/08            1,004,020
   1,401    Hartz Mountain Corp., Term
            Loan...................... NR        NR           12/31/07            1,404,422
   1,255    Land O' Lakes, Inc., Term
            Loan...................... Ba2       BBB-         10/10/08            1,168,786
   1,599    Mafco Worldwide Corp.,
            Term Loan................. NR        NR           03/31/06            1,583,428
   2,000    Pinnacle Foods, Inc., Term
            Loan...................... Ba3       BB-          05/22/08            2,020,000
   1,500    Southern Wine & Spirits of
            America, Inc., Term Loan.. NR        NR           07/02/08            1,507,970
                                                                               ------------
                                                                                 12,967,061
                                                                               ------------
            BROADCASTING--CABLE  2.6%
   9,542    Charter Communications
            Operating, LLC, Term
            Loan...................... Ba3       BBB-   03/18/08 to 09/18/08      8,374,539
   1,680    Olympus Cable Holdings,
            LLC, Term Loan (b)........ B2        D            09/30/10            1,375,199
                                                                               ------------
                                                                                  9,749,738
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            BROADCASTING--DIVERSIFIED  3.1%
 $ 7,277    Comcorp Broadcasting,
            Inc., Term Loan........... NR        NR           03/31/03         $  5,966,924
   1,000    Cumulus Media, Inc., Term
            Loan...................... B1        B            03/28/10            1,007,250
   1,833    Hughes Electronics Corp.,
            Term Loan................. Ba3       BB           12/05/02            1,832,474
   3,422    White Knight Broadcasting,
            Inc., Term Loan........... NR        NR           03/31/03            2,806,437
                                                                               ------------
                                                                                 11,613,085
                                                                               ------------
            BROADCASTING--TELEVISION  1.7%
     500    Gray Communications
            Systems, Inc., Term
            Loan...................... Ba3       B+           09/30/09              501,562
   6,549    Quorum Broadcasting, Inc.,
            Term Loan................. NR        NR           12/31/04            5,861,334
                                                                               ------------
                                                                                  6,362,896
                                                                               ------------
            BUILDINGS & REAL ESTATE  1.8%
   3,121    Builders FirstSource,
            Inc., Term Loan........... NR        BB-          12/30/05            2,964,854
   1,341    The Macerich Co., Term
            Loan...................... NR        NR     01/26/03 to 07/26/05      1,340,625
   1,800    Ventas, Inc., Term Loan... NR        NR           04/17/07            1,807,875
     452    Ventas, Inc., Revolving
            Credit Agreement.......... NR        NR           04/17/05              435,033
                                                                               ------------
                                                                                  6,548,387
                                                                               ------------
            CHEMICALS, PLASTICS & RUBBER  2.5%
   3,482    Huntsman Corp., Term
            Loan...................... Caa2      NR     12/31/02 to 12/31/05      3,016,008
   2,081    Huntsman Corp., Revolving
            Credit Agreement.......... Caa2      NR           12/31/02            1,799,853
   1,000    Messer Griesheim, Term
            Loan...................... Ba3       BB     04/27/09 to 04/27/10      1,008,125
   3,099    Nutrasweet Acquisition
            Corp., Term Loan.......... Ba3       NR     05/25/07 to 05/25/09      3,104,307

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $   518    West American Rubber Co.,
            LLC, Term Loan............ NR        NR           11/09/03         $    518,421
                                                                               ------------
                                                                                  9,446,714
                                                                               ------------
            CONSTRUCTION MATERIAL  0.5%
     871    Dayton Superior Corp.,
            Term Loan................. Ba3       BB-          06/02/08              872,257
   5,374    Flextek Components, Inc.,
            Term Loan (a) (b)......... NR        NR           08/31/03               96,734
   1,061    Magnatrax Corp., Term
            Loan...................... NR        NR           11/15/05              921,425
                                                                               ------------
                                                                                  1,890,416
                                                                               ------------
            CONTAINERS, PACKAGING & GLASS  2.4%
   4,899    Applied Tech Management
            Corp., Term Loan.......... B1        NR           04/30/07            4,590,467
     700    LLS Corp., Term Loan (a)
            (b)....................... NR        NR           07/31/06              393,167
   1,000    Owens-Illinois, Inc., Term
            Loan...................... NR        NR           03/31/04              995,357
   2,411    Pliant Corp., Term Loan... B2        B+           05/31/08            2,420,056
     667    Silgan Holdings, Inc.,
            Term Loan................. Ba2       BB-          11/30/08              667,083
                                                                               ------------
                                                                                  9,066,130
                                                                               ------------
            DIVERSIFIED MANUFACTURING  0.7%
   2,064    Mueller Group, Inc., Term
            Loan...................... B1        B+           05/31/08            2,070,808
     360    UCAR International, Inc.,
            Term Loan................. NR        NR           12/31/07              361,127
                                                                               ------------
                                                                                  2,431,935
                                                                               ------------
            ECOLOGICAL  2.0%
   7,640    Allied Waste North
            America, Inc., Term Loan.. Ba3       BB     07/21/05 to 07/21/07      7,214,140
     368    Stericycle, Inc., Term
            Loan...................... B1        BB-          09/30/07              370,947
                                                                               ------------
                                                                                  7,585,087
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            ELECTRONICS  3.9%
 $ 2,560    Audio Visual Services
            Corp., Term Loan.......... NR        NR     03/04/04 to 03/04/06   $  2,452,568
   3,003    Dynamic Details, Inc.,
            Term Loan................. B1        NR           04/22/05            2,612,476
   3,248    Kinetic Group, Inc., Term
            Loan...................... B1        NR           02/28/06            3,050,620
     997    Semiconductor Components
            Industries, LLC, Term
            Loan...................... B2        B      08/04/06 to 08/04/07        934,308
   4,674    Stratus Technologies,
            Inc., Term Loan........... NR        NR           02/26/05            3,972,796
   1,820    Viasystems, Inc., Term
            Loan...................... B3        CC           03/31/07            1,416,451
                                                                               ------------
                                                                                 14,439,219
                                                                               ------------
            ENTERTAINMENT & LEISURE  3.4%
   5,771    Fitness Holdings
            Worldwide, Inc., Term
            Loan...................... NR        B      11/02/06 to 11/02/07      5,453,357
   4,000    Metro-Goldwyn-Mayer, Inc.,
            Term Loan................. NR        NR           06/30/08            4,004,500
     997    Panavision, Inc., Term
            Loan...................... B3        CCC          03/31/05              909,402
   2,176    True Temper, Inc., Term
            Loan...................... B1        BB-          09/30/05            2,165,256
                                                                               ------------
                                                                                 12,532,515
                                                                               ------------
            FARMING & AGRICULTURE  0.9%
   3,234    The Scotts Co., Term
            Loan...................... Ba3       BB           12/31/07            3,254,186
                                                                               ------------

            FINANCE  1.4%
   3,676    Outsourcing Solutions,
            Term Loan................. B2        NR           12/10/06            3,588,342
   1,682    Rent-A-Center, Inc., Term
            Loan...................... Ba2       BB-          01/31/07            1,679,056
                                                                               ------------
                                                                                  5,267,398
                                                                               ------------
            GROCERY  0.2%
     675    Fleming Cos., Inc., Term
            Loan...................... Ba2       BB+          06/19/08              675,281
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            HEALTHCARE  4.9%
 $ 5,000    Community Health Systems,
            Inc., Term Loan........... NR        NR           07/16/10         $  5,025,625
   3,972    Genesis Health Ventures,
            Inc., Term Loan........... Ba3       BB-          03/31/07            3,989,306
     985    InteliStaf Group, Inc.,
            Term Loan................. NR        NR           10/31/07              982,538
   7,244    Kindred Healthcare, Inc.,
            Term Loan................. NR        NR           04/13/08            7,238,106
   1,000    Medical Staffing Network
            Holdings, Inc., Term
            Loan...................... NR        NR           10/26/06              995,625
                                                                               ------------
                                                                                 18,231,200
                                                                               ------------
            HEALTHCARE & BEAUTY  1.0%
   3,774    Mary Kay, Inc., Term
            Loan...................... Ba3       BB-          10/03/07            3,783,841
                                                                               ------------

            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  1.5%
     946    Brown Jordan
            International, Inc., Term
            Loan...................... Ba3       B            03/31/06              919,630
     439    Formica Corp., Term Loan
            (b)....................... NR        NR           04/30/06              402,581
   2,463    Imperial Home Decor Group,
            Inc., Term Loan (e)....... NR        NR           04/04/06            2,302,625
     752    Sleepmaster, LLC, Term
            Loan (b).................. NR        NR           12/31/06              725,736
   1,477    Targus Group
            International, Inc., Term
            Loan...................... NR        NR           12/19/06            1,351,861
                                                                               ------------
                                                                                  5,702,433
                                                                               ------------
            HOTELS, MOTELS, INNS & GAMING  2.7%
   2,825    Aladdin Gaming, LLC, Term
            Loan (a) (b).............. NR        NR           12/31/02            2,366,316
     500    Las Vegas Sands, Inc.,
            Term Loan................. NR        B+           06/04/08              505,834
   2,456    Scientific Games Corp.,
            Term Loan................. Ba3       B+           09/30/07            2,469,300

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $ 5,564    Wyndham International,
            Inc., Term Loan........... NR        B-     06/30/04 to 06/30/06   $  4,756,716
                                                                               ------------
                                                                                 10,098,166
                                                                               ------------
            INSURANCE  2.0%
   4,825    Brera GAB Robins, Inc.,
            Term Loan................. NR        NR           12/31/05            4,656,125
   2,963    White Mountains Insurance
            Group, Ltd., Term Loan.... NR        NR           03/31/07            2,972,374
                                                                               ------------
                                                                                  7,628,499
                                                                               ------------
            MACHINERY  3.7%
   2,820    Alliance Laundry Systems,
            LLC, Term Loan............ B1        B            06/30/05            2,816,475
   4,370    Ashtead Group, PLC, Term
            Loan...................... NR        NR           06/01/07            4,227,775
   4,107    Gleason Corp., Term Loan.. NR        NR           02/18/08            4,106,811
   2,492    SWT Finance B.V., Term
            Loan...................... NR        D            06/30/07            1,806,956
     988    United Rentals (North
            America), Inc., Term
            Loan...................... Ba3       BB+          08/31/07              991,512
                                                                               ------------
                                                                                 13,949,529
                                                                               ------------
            MEDICAL PRODUCTS & SERVICES  4.5%
   2,269    Alliance Imaging, Inc.,
            Term Loan................. B1        B+           06/10/08            2,273,382
     577    Conmed Corp., Term Loan... Ba3       BB-          12/30/04              573,067
   3,125    Dade Behring, Inc., Term
            Loan...................... NR        NR     06/30/06 to 06/30/07      3,187,372
   1,659    DaVita, Inc., Term Loan... Ba3       BB-          03/31/09            1,665,192
   4,851    National Nephrology
            Associates, Inc., Term
            Loan...................... B1        B+           12/31/05            4,814,188
   1,746    Rotech Healthcare, Inc.,
            Term Loan................. Ba2       BB           03/31/08            1,747,079
   2,636    Unilab Corp., Term Loan... B1        BB-          11/23/06            2,649,167
                                                                               ------------
                                                                                 16,909,447
                                                                               ------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.6%
   8,548    Ispat Inland, Term Loan... Caa2      B-     07/16/05 to 07/16/06      6,026,210
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            NATURAL RESOURCES  1.2%
 $ 5,000    Ocean Rig ASA--(Norway),
            Term Loan................. B3        NR           06/01/08         $  4,375,000
                                                                               ------------

            NON-DURABLE CONSUMER PRODUCTS  2.6%
   8,029    American Marketing
            Industries, Inc., Term
            Loan (a).................. NR        NR           04/01/04            4,014,565
     799    American Safety Razor Co.,
            Term Loan................. B1        B-           04/30/07              671,487
   1,500    Church & Dwight Co., Inc.,
            Term Loan................. Ba2       BB           09/30/07            1,512,723
   2,667    JohnsonDiversey, Inc.,
            Term Loan................. Ba3       BB-          11/03/09            2,688,811
     700    Playtex Products, Inc.,
            Term Loan................. Ba3       BB-          05/31/09              701,750
                                                                               ------------
                                                                                  9,589,336
                                                                               ------------
            PAPER & FOREST PRODUCTS  0.3%
     988    Port Townsend Paper Corp.,
            Term Loan................. NR        NR           03/16/07              965,281
                                                                               ------------

            PERSONAL & MISCELLANEOUS SERVICES  3.3%
   9,720    Aspen Marketing Group,
            Term Loan (a)............. NR        NR           06/30/06            7,047,000
   4,677    DIMAC Holdings, Inc., Term
            Loan (a) (b) (f).......... NR        NR     09/30/02 to 12/31/05        514,446
   2,631    DIMAC Marketing Partners,
            Inc., Term Loan (a) (b)... NR        NR           01/01/05              289,389
     370    DIMAC Marketing Partners,
            Inc., Revolving Credit
            Agreement (a) (b)......... NR        NR           07/01/03               40,754
   1,600    Iron Mountain, Inc., Term
            Loan...................... Ba3       BB           02/15/08            1,611,600
   1,170    Stewart Enterprises, Inc.,
            Term Loan................. Ba3       BB           06/29/06            1,178,044
   1,869    TeleSpectrum Worldwide,
            Inc., Term Loan (e)....... NR        NR           05/31/05            1,219,255

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            PERSONAL & MISCELLANEOUS SERVICES (CONTINUED)
 $   366    Vicar Operating, Inc.,
            Term Loan................. B1        B+           09/20/08         $    367,897
                                                                               ------------
                                                                                 12,268,385
                                                                               ------------
            PHARMACEUTICALS  1.2%
   1,662    Accredo Health, Inc., Term
            Loan...................... Ba2       BB           03/31/09            1,670,812
   1,995    Caremark Rx, Inc., Term
            Loan...................... Ba2       BB+          03/31/06            2,003,313
     993    MedPointe, Inc., Term
            Loan...................... B1        B+           09/30/08              998,083
                                                                               ------------
                                                                                  4,672,208
                                                                               ------------
            PRINTING & PUBLISHING  6.6%
   2,563    21st Century Newspapers,
            Term Loan................. NR        NR           09/15/05            2,448,075
   1,911    American Media Operations,
            Inc., Term Loan........... Ba3       B+           04/01/07            1,929,075
   1,485    CommerceConnect Media,
            Inc., Term Loan........... NR        NR           12/31/07            1,425,600
   5,791    Haights Cross
            Communications, LLC, Term
            Loan...................... B2        B+           12/10/06            5,502,343
     800    Lamar Media Corp., Term
            Loan...................... Ba2       BB-          02/01/07              804,900
   1,886    Liberty Group Operating,
            Inc., Term Loan........... B1        B            03/31/07            1,886,031
   1,582    Payment Processing
            Solutions, Inc., Term
            Loan...................... NR        NR           06/30/05            1,569,980
     990    PRIMEDIA, Inc., Term
            Loan...................... NR        B            06/30/09              786,225
   1,852    The Reader's Digest
            Association, Inc., Term
            Loan...................... Baa3      BB+    05/20/07 to 05/20/08      1,853,740
   5,727    Vutek, Inc., Term Loan.... B1        NR           07/31/07            5,608,120
     961    Ziff-Davis Media, Inc.,
            Term Loan................. B3        CCC-         03/31/07              824,806
                                                                               ------------
                                                                                 24,638,895
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            RETAIL--OIL & GAS  2.4%
 $ 7,285    Barjan Products, LLC, Term
            Loan...................... NR        NR           05/31/06         $  6,956,883
   1,935    The Pantry, Inc., Term
            Loan...................... B1        B+           01/31/06            1,904,723
                                                                               ------------
                                                                                  8,861,606
                                                                               ------------
            RETAIL--STORES  2.6%
   9,792    Rite Aid Corp., Term
            Loan...................... B2        BB-          06/27/05            9,661,909
                                                                               ------------

            TECHNOLOGY  0.4%
   1,500    The Titan Corp., Term
            Loan...................... Ba3       BB-          06/30/09            1,502,250
                                                                               ------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  0.8%
   1,525    Broadwing, Inc., Term
            Loan...................... Ba3       BB     11/09/04 to 06/28/07      1,304,822
     558    McLeodUSA, Inc., Term
            Loan...................... Caa2      NR           05/30/08              277,429
   9,097    Orius Corp., Term Loan.... NR        NR           12/15/06            1,478,327
                                                                               ------------
                                                                                  3,060,578
                                                                               ------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.1%
   4,156    Pacific Crossing, Ltd.,
            Term Loan (a) (b)......... NR        NR           07/28/06              446,798
                                                                               ------------

            TELECOMMUNICATIONS--WIRELESS  1.5%
   4,527    BCP SP Ltd., Term Loan (a)
            (f)....................... NR        NR     03/31/02 to 03/31/05      1,810,910
   1,000    Cricket Communications,
            Inc., Term Loan........... NR        NR           06/30/07              247,500
   1,833    Crown Castle International
            Corp., Term Loan.......... Ba3       BB-          03/15/08            1,697,870
     783    Nextel Finance Co., Term
            Loan...................... Ba3       BB-    06/30/08 to 12/31/08        641,322
     192    Nextel Partners, Inc.,
            Term Loan................. B1        B-           07/29/08              160,898
   1,333    Spectrasite
            Communications, Inc., Term
            Loan...................... B3        CC           12/31/07            1,144,545
                                                                               ------------
                                                                                  5,703,045
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

                                         BANK LOAN
PRINCIPAL                                 RATINGS+
AMOUNT                                 --------------
(000)       BORROWER                   MOODY'S   S&P      STATED MATURITY*        VALUE
            TEXTILES & LEATHER  0.4%
 $ 1,677    Norcross Safety Products,
            LLC, Term Loan............ NR        NR           09/30/04         $  1,672,535
                                                                               ------------

            TRANSPORTATION--CARGO  2.6%
   3,598    Evergreen International
            Aviation, Inc., Term
            Loan...................... NR        NR           05/07/03            3,364,256
     327    Kansas City Southern
            Railway Co., Term Loan.... Ba1       BB+          06/12/08              328,149
   4,013    OmniTrax Railroads, LLC,
            Term Loan................. NR        NR           05/13/05            4,002,665
   1,920    Roadway Corp., Term
            Loan...................... Baa3      BBB          10/10/06            1,912,800
                                                                               ------------
                                                                                  9,607,870
                                                                               ------------
            TRANSPORTATION--PERSONAL  0.1%
     501    Motor Coach Industries,
            Inc., Term Loan........... B2        B            06/16/05              451,271
                                                                               ------------

            TRANSPORTATION--RAIL MANUFACTURING  0.1%
     834    RailWorks Corp., Term Loan
            (a) (b)................... NR        NR           09/30/06              270,927
                                                                               ------------

            UTILITIES  0.3%
   1,167    Southern California Edison
            Co., Term Loan............ Ba2       NR           03/01/03            1,164,188
                                                                               ------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  92.0%..........................    344,079,461
                                                                               ------------

DESCRIPTION                                                       VALUE

NOTES  1.4%
Genesis Health Ventures, Inc. ($737,600 par, 7.0375% coupon,
  maturing 04/02/07) (g)....................................         737,600
PCI Chemicals Canada, Inc. ($2,708,453 par, 10.00% coupon,
  maturing 12/31/08)........................................       1,909,459

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

DESCRIPTION                                                       VALUE
NOTES (CONTINUED)
Pioneer Cos., Inc. ($902,818 par, 10.00% coupon, maturing
  12/31/06) (g).............................................  $      608,274
Premcor Refining Group ($2,000,000 par, 4.59125% coupon,
  maturing 8/23/03) (g).....................................       1,995,000
                                                              --------------

TOTAL NOTES  1.4%...........................................       5,250,333
                                                              --------------

EQUITIES  2.2%
Audio Visual Services Corp. (39,135 common shares) (c)
  (d).......................................................         463,358
Breed Technologies, Inc. (126,731 common shares) (c) (d)....               0
DIMAC Holdings, Inc. (6,526 preferred shares) (b) (c) (d)...               0
DIMAC Holdings, Inc. (Warrants for 6,526 common shares) (b)
  (c) (d)...................................................               0
Flextek Components, Inc. (Warrants for 758 common shares)
  (b) (c) (d)...............................................               0
Genesis Health Ventures, Inc. (1,070 preferred shares) (c)
  (d).......................................................         122,868
Genesis Health Ventures, Inc. (91,986 common shares) (c)....       1,481,894
Imperial Home Decor Group, Inc. (886,572 common shares) (c)
  (d) (e)...................................................               0
Imperial Home Decor Realty, Inc. (886,572 common shares) (c)
  (d) (e)...................................................               0
Kindred Healthcare, Inc. (55,081 common shares) (c).........       1,861,187
Pioneer Cos., Inc. (175,147 common shares) (c) (d)..........         315,265
Rotech Healthcare, Inc. (36,040 common shares) (c)..........         702,780
Rotech Medical Corp. (3,604 common shares) (c) (d)..........               0
Safelite Glass Corp. (321,953 common shares) (c) (d)........       2,939,431
Safelite Realty (21,732 common shares) (c) (d)..............               0
Stellex Aerostructures, Inc. (33,390 common shares) (c)
  (d).......................................................         504,924
TeleSpectrum Worldwide, Inc. (11,618,775 common shares) (c)
  (d) (e)...................................................               0
TeleSpectrum Worldwide, Inc. (8,307 preferred shares) (c)
  (d) (e)...................................................               0
West American Rubber Co., LLC (6.35% ownership interest) (c)
  (d).......................................................               0
                                                              --------------

TOTAL EQUITIES..............................................       8,391,707
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  95.6%
  (Cost $409,993,421).......................................     357,721,501
                                                              --------------

SHORT TERM INVESTMENTS  4.1%
REPURCHASE AGREEMENT  4.0%
State Street Bank and Trust ($15,000,000 par collateralized
  by U.S. Government obligations in a pooled cash account,
  dated 7/31/02, to be sold on 8/1/02 at $15,000,733) (i)...      15,000,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

July 31, 2002

DESCRIPTION                                                       VALUE
TIME DEPOSIT  0.1%
State Street Bank and Trust Corp. ($161,699 par, 0.50%
  coupon, dated 07/31/02, to be sold on 08/01/02 at
  $161,701).................................................  $      161,699
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  4.1%
  (Cost $15,161,699)........................................      15,161,699
                                                              --------------

TOTAL INVESTMENTS  99.7%
  (Cost $425,155,120).......................................     372,883,200
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%.................       1,043,512
                                                              --------------

NET ASSETS  100.0%..........................................  $  373,926,712
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. (Bank loan ratings are unaudited.)

(1) Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Non-income producing security as this stock currently does not declare dividends.

(d) Restricted security.

(e) Affiliated company. See Notes to Financial Statements.

(f) The borrower is in the process of restructuring or amending the terms of this loan.

(g) Variable rate security. Interest rate shown is that in effect at July 31, 2002.

(h) Fixed rate security.

(i) A portion of this security is segregated in connection with unfunded loan commitments.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.



                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2002

ASSETS:
Total Investments (Cost $425,155,120).......................  $ 372,883,200
Receivables:
  Investments Sold..........................................      3,275,117
  Interest and Fees.........................................      2,054,624
  Fund Shares Sold..........................................         79,213
Other.......................................................        180,123
                                                              -------------
    Total Assets............................................    378,472,277
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      2,722,901
  Distributor and Affiliates................................        382,292
  Investment Advisory Fee...................................        302,588
  Income Distributions......................................        302,189
  Administrative Fee........................................         79,628
Accrued Expenses............................................        640,960
Trustees' Deferred Compensation and Retirement Plans........        115,007
                                                              -------------
    Total Liabilities.......................................      4,545,565
                                                              -------------
NET ASSETS..................................................  $ 373,926,712
                                                              =============
NET ASSET VALUE PER COMMON SHARE
  ($373,926,712 divided by 48,225,801 shares outstanding)...  $        7.75
                                                              =============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 48,225,801 shares issued and
  outstanding)..............................................  $     482,258
Paid in Surplus.............................................    620,540,751
Accumulated Undistributed Net Investment Income.............      2,490,890
Net Unrealized Depreciation.................................    (52,271,920)
Accumulated Net Realized Loss...............................   (197,315,267)
                                                              -------------
NET ASSETS..................................................  $ 373,926,712
                                                              =============

See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2002

INVESTMENT INCOME:
Interest....................................................  $ 31,118,411
Other.......................................................     1,500,852
                                                              ------------
    Total Income............................................    32,619,263
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,610,241
Administrative Fee..........................................     1,213,222
Service Fee.................................................       727,933
Custody.....................................................       198,122
Legal.......................................................       190,644
Trustees' Fees and Related Expenses.........................        35,090
Other.......................................................     1,132,838
                                                              ------------
    Total Expenses..........................................     8,108,090
    Less Credits Earned on Cash Balances....................         1,364
                                                              ------------
    Net Expenses............................................     8,106,726
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 24,512,537
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(62,941,572)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (67,046,131)
  End of the Period.........................................   (52,271,920)
                                                              ------------
Net Unrealized Appreciation During the Period...............    14,774,211
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(48,167,361)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(23,654,824)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                       YEAR ENDED        YEAR ENDED
                                                      JULY 31, 2002    JULY 31, 2001
                                                      -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................  $  24,512,537    $   79,684,458
Net Realized Loss...................................    (62,941,572)     (134,371,044)
Net Unrealized Appreciation During the Period.......     14,774,211        18,050,440
                                                      -------------    --------------
Change in Net Assets from Operations................    (23,654,824)      (36,636,146)
                                                      -------------    --------------

Distributions from Net Investment Income............    (24,104,523)      (81,218,673)
Distributions from Net Realized Gain................            -0-        (2,869,500)
Return of Capital Distribution......................       (550,178)              -0-
                                                      -------------    --------------
Total Distributions.................................    (24,654,701)      (84,088,173)
                                                      -------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................    (48,309,525)     (120,724,319)
                                                      -------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     10,147,660        78,021,054
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................     12,246,877        50,840,841
Cost of Shares Repurchased..........................   (282,768,430)     (783,136,054)
                                                      -------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..   (260,373,893)     (654,274,159)
                                                      -------------    --------------
TOTAL DECREASE IN NET ASSETS........................   (308,683,418)     (774,998,478)
NET ASSETS:
Beginning of the Period.............................    682,610,130     1,457,608,608
                                                      -------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of $2,490,890
  and $2,082,876, respectively).....................  $ 373,926,712    $  682,610,130
                                                      =============    ==============

See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2002

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (23,654,824)
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    277,792,552
  Decrease in Receivable for Investments Sold...............     27,204,682
  Decrease in Interest and Fees Receivables.................      2,711,816
  Decrease in Other Assets..................................        325,887
  Increase in Payable for Investments Purchased.............        342,236
  Decrease in Distributor and Affiliates Payable............       (108,490)
  Decrease in Investment Advisory Fee Payable...............       (246,921)
  Decrease in Administrative Fee Payable....................        (65,041)
  Decrease in Accrued Expenses..............................       (378,859)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................         17,184
                                                              -------------
    Total Adjustments.......................................    307,595,046
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    283,940,222
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................     10,388,305
Payments on Shares Repurchased..............................   (282,772,679)
Cash Dividends Paid.........................................    (12,854,286)
                                                              -------------
    Net Cash Used for Financing Activities..................   (285,238,660)
                                                              -------------
NET DECREASE IN CASH........................................     (1,298,438)
Cash at Beginning of the Period.............................      1,298,438
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $         -0-
                                                              =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        MARCH 27, 1998
                                                                        (COMMENCEMENT
                                         YEAR ENDED JULY 31,            OF INVESTMENT
                                -------------------------------------   OPERATIONS) TO
                                 2002     2001      2000       1999     JULY 31, 1998
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $ 8.49   $ 9.58   $  10.09   $  10.04       $10.00
                                ------   ------   --------   --------       ------
  Net Investment Income.......     .41      .75        .72        .65          .21
  Net Realized and Unrealized
    Gain/Loss.................    (.75)   (1.07)      (.50)       .04          .04
                                ------   ------   --------   --------       ------
Total from Investment
  Operations..................    (.34)    (.32)       .22        .69          .25
                                ------   ------   --------   --------       ------
Less:
  Distributions from Net
    Investment Income.........     .39      .74        .72        .64          .21
  Distributions from Net
    Realized Gain.............     -0-      .03        .01        -0-          -0-
  Return of Capital
    Distribution..............     .01      -0-        -0-        -0-          -0-
                                ------   ------   --------   --------       ------
Total Distributions...........     .40      .77        .73        .64          .21
                                ------   ------   --------   --------       ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $ 7.75   $ 8.49   $   9.58   $  10.09       $10.04
                                ======   ======   ========   ========       ======

Total Return* (a).............  -4.06%   -3.59%      2.27%      7.09%        2.52%**
Net Assets at End of the
  Period (In millions)........  $373.9   $682.6   $1,457.6   $1,472.0       $411.4
Ratio of Expenses to Average
  Net Assets*.................   1.67%    1.69%      1.64%      1.60%        1.70%
Ratio of Net Investment Income
  to Average Net Assets*......   5.05%    8.07%      7.37%      6.66%        6.33%
Portfolio Turnover (b)........     42%      25%        54%        23%           4%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................     N/A      N/A        N/A      1.61%        1.92%
Ratio of Net Investment Income
  to Average Net Assets.......     N/A      N/A        N/A      6.65%        6.11%

** Non-Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase which have been held for less than one year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

N/A--Not Applicable.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund (the "Fund") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on March 27, 1998.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Senior Loans are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable Senior Loan, note, or other fixed-income security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $112,820,453 which will expire between July 31, 2009 and July 31, 2010.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

    At July 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $471,830,975
                                                                ============
Gross tax unrealized appreciation...........................    $  1,511,467
Gross tax unrealized depreciation...........................    (100,459,242)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(98,947,775)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during 2002 and 2001 was as follows:

                                                               2002           2001
Distributions paid from:
  Ordinary income.........................................  $24,104,523    $82,847,599
  Long-term capital gain..................................          -0-      1,240,574
  Return of Capital.......................................      550,178            -0-
                                                            -----------    -----------
                                                            $24,654,701    $84,088,173
                                                            ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference of $550,178 relating to return of capital distributions has been reclassified from accumulated undistributed net investment income to capital.

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and other losses that were recognized for book purposes but not tax purposes at the end of the fiscal year.

F. EXPENSE REDUCTIONS During the year ended July 31, 2002, the Fund's custody fee was reduced by $1,364 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $4.0 billion..........................................     .950%
Next $3.5 billion...........................................     .900%
Next $2.5 billion...........................................     .875%
Over $10 billion............................................     .850%

    In addition, the Fund will pay a monthly administrative fee to Van Kampen Investments Inc., the Fund's Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the year ended July 31, 2002, the Fund recognized expenses of approximately $102,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended July 31, 2002, the Fund recognized expenses of approximately $23,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended July 31, 2002, the Fund recognized expenses of approximately $268,300, representing shareholder servicing fees paid to VKIS. Shareholder servicing fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At July 31, 2002, Van Kampen owned 10,000 shares of the Fund.

    During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act, as amended, as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                     INTEREST/
                            PAR/        REALIZED     DIVIDEND       VALUE
NAME                       SHARES*      GAIN/LOSS     INCOME       07/31/02        COST
Imperial Home Decor
  Group, Inc. -- Term
  Loan.................  $ 2,462,700      $-0-       $183,007     $2,302,625    $2,428,745
Imperial Home Decor
  Group, Inc. -- Common
  Shares...............      886,572       -0-            -0-            -0-       904,303
Imperial Home Decor
  Realty, Inc. --
  Common Shares........      886,572       -0-            -0-            -0-           -0-
TeleSpectrum Worldwide,
  Inc. -- Term Loan....  $ 1,869,163       -0-         42,058      1,219,255     1,108,323
TeleSpectrum Worldwide,
  Inc. -- Common &
  Preferred Shares.....   11,627,082       -0-            -0-            -0-           -0-

* Shares were acquired through restructuring of senior loan interests.

3. CAPITAL TRANSACTIONS

At July 31, 2002 and July 31, 2001, paid in surplus aggregated $620,540,751 and $881,143,047, respectively.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

    Transactions in common shares were as follows:

                                                           YEAR ENDED       YEAR ENDED
                                                          JULY 31, 2002    JULY 31, 2001
Beginning Shares........................................    80,403,273      152,178,276
                                                           -----------      -----------
Shares Sold.............................................     1,252,529        8,494,149
Shares Issued Through Dividend Reinvestment.............     1,519,006        5,595,595
Shares Repurchased......................................   (34,949,007)     (85,864,747)
                                                           -----------      -----------
Net Change in Shares Outstanding........................   (32,177,472)     (71,775,003)
                                                           -----------      -----------
Ending Shares...........................................    48,225,801       80,403,273
                                                           ===========      ===========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $187,026,952 and $355,776,166, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the year ended July 31, 2002, 34,949,007 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the year ended July 31, 2002, Van Kampen received early withdrawal charges of approximately $363,500 in connection with tendered shares of the Fund.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain Senior Loan agreements, the Fund had unfunded loan commitments of approximately $5,957,200 as of July 31, 2002. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve.

    The Fund, along with the Van Kampen Prime Rate Income Trust, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on November 8, 2002. The

NOTES TO
FINANCIAL STATEMENTS

July 31, 2002

proceeds of any borrowing by the Fund under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .11% are charged on the unused portion of the credit line. For the year ended July 31, 2002, the Fund recognized commitment fee expenses of approximately $102,800. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%.

    At July 31, 2002, the Fund did not have any outstanding borrowings under this agreement.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At July 31, 2002, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
                                                                (000)      (000)
SELLING PARTICIPANT
Wachovia Bank, N.A..........................................    $738       $738
                                                                ====       ====

9. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

    Annual fees under the Plan of .15% (.25% maximum) of average daily net assets are accrued daily and paid quarterly. Included in these fees for the year ended July 31, 2002, are payments retained by Van Kampen of approximately $20,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $580,000.